UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-21749

                             CRM Mutual Fund Trust

(Exact name of registrant as specified in charter)

c/o Cramer Rosenthal McGlynn, LLC.

520 Madison Avenue, 20th Floor

                      New York, NY 10022

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

                                 Wilmington, DE 19808

(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code:  212-326-5300

Date of fiscal year end:  June 30

Date of reporting period:  December 31, 2019

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

SEMI-ANNUAL REPORT (Unaudited)	December 31, 2019
President’s Message

Dear Fellow Shareholders:

What a difference a year (and the Federal Reserve (the “Fed”)) can make. This time last year the market was fixated on a potential recession, the Fed was removing liquidity from the market, tariff tension between the U.S. and China was flaring up, and companies were trying to navigate against cost pressures. Fear has now been replaced with greed and risk management has been replaced with risk seeking. The wall of global liquidity has stoked the market’s animal spirits. As we discussed last year, these are the times we must endeavor to maintain balance that will allow us to zig while others are zagging and look beyond the near-term euphoria or despair.

During the first half of the fiscal year, the global central banks continued their easing actions. The Fed lowered the fed funds target rate by 25 basis points at each of its July 31st, September 18th, and October 31st meetings, respectively, and further reductions now appear to be on hold. The Fed’s bias is likely to stay on hold for an extended period or lower rates further as they are now targeting a sustained inflation rate of 2%. In addition, repurchase agreement (“repo”) market volatility has forced the Fed to grow its balance sheet by $60 billion/month. This action, coupled with other global central bank actions, will likely lead to $1 trillion increase in central banks’ balance sheets in 2020. Since the Great Recession, central banks have flooded the markets with liquidity through traditional and non-traditional methods. These actions have led to the longest economic expansion in U.S. history but it has also muted the business cycle. This has been the only decade in U.S. history without a recession. We have experienced lower GDP (gross domestic product) growth but also a lower standard deviation of growth compared to the time before the Great Recession. The last time the U.S. economy grew more than 3% was 2005. What unintended consequences has the Fed created from its policy actions since the Great Recession? Time and the markets will eventually tell.

Tariff negotiations between the U.S. and China were precarious during the first half of the fiscal year. In mid-July, President Trump threatened tariffs on $325 billion of Chinese goods. By August 1st, the U.S. declared China a currency manipulator. China responded by suspending new U.S. agricultural purchases. The equity markets reacted negatively in August to the stepped-up trade tension. In early September, tariff escalations halted and trade talks restarted. In early October, the U.S. and China reached a trade detente; the U.S. and China signed a “Phase One” trade deal on January 15, 2020. The general outline includes: China will purchase $200 billion of U.S. goods over the next two years; the U.S. will not proceed with the 15% tariff on $160 billion of Chinese goods; the U.S. will cut in half the tariff rate on $120 billion goods imposed on September 1, 2019; and there will be stronger protection on intellectual property. This agreement has calmed trade tensions but a comprehensive deal could involve two or three more phases. Trade tensions slowed global growth in 2019, particularly manufacturing activity, but leading economic indicators look set to improve in 2020.

The appetite for risk is healthy heading into 2020 given the supportive central banks and the de-escalation of trade tensions between the U.S. and China. However, we must be vigilant when market sentiment is so positive. As always, we remain active on new idea generation given the rich levels of corporate change in the marketplace

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(spin-offs, restructurings, new management, new products, and divestitures) and continue to add to existing holdings where we believe value has not yet been recognized by other investors.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the six-month period ended December 31, 2019.

CRM Small Cap Value Fund returned 6.92% and 6.79% for the Institutional and Investor Share classes, respectively, in the six-month period, as compared to 7.87% and 7.30% for the Russell 2000® Value Index and the Russell 2000® Index, respectively1. Strong stock selection in Producer Durables and Health Care contributed to portfolio performance, while stock selection in Technology and Utilities was a major headwind during the period. Leading contributors to performance for this period included (i) SPX Corporation, a diversified industrial manufacturer; (ii) Mueller Water Products, Inc., a manufacturer of products used in the transmission, distribution, and measurement of water in North America; and (iii) Clean Harbors, Inc., a leading domestic provider of environmental, energy, and industrial services. SPX Corporation reported third quarter 2019 earnings that were ahead of the Street. We believe SPX is still neglected following the spin of its Flow segment and the exit of other underperforming businesses. Mueller Water Products delivered better-than-expected earnings and outlined a multi-year capital expenditure initiative, which should result in stronger operating margins over time. Clean Harbors was a contributor as the company continued to execute on its core growth and free cash flow generation goals. We expect the company will continue to be a beneficiary of environmental regulation as well, which should be additive to consensus expectations.

Individual holdings that negatively impacted performance included (i) Vonage Holdings Corp., a leading provider of communication software; (ii) MRC Global Inc., a leading distributor of pipe, valves, and fittings to the oil and gas industry; and (iii) Tufin Software Technologies Ltd., a cybersecurity software company. Shares of Vonage sold off meaningfully after reporting third quarter 2019 results, due to a disappointing fourth quarter 2019 outlook as new customers are taking longer than anticipated to ramp. MRC Global reported disappointing results and lowered its outlook for the balance of the calendar year. We sold our position in the fourth quarter 2019 to invest the proceeds in greater risk/reward opportunities. Tufin Software Technologies suffered from negative price action during the period. The company has reported two strong quarters since going public, and we are encouraged by its positive business momentum.

CRM Small/Mid Cap Value Fund returned 6.77% and 6.64% for the Institutional and Investor Share classes, respectively, in the period, as compared to 7.21% and 7.14% for the Russell 2500™ Value Index and the Russell 2500™ Index, respectively2. Stock selection in Consumer Discretionary and Technology hurt portfolio performance during the period; however, stock selection in Health Care and Materials & Processing was a tailwind to performance. Individual holdings that were leading contributors to performance included (i) RPM International, Inc., a manufacturer of various specialty chemicals, including paints, protective coatings, and adhesives; (ii) Lumentum Holdings, Inc., a leading provider of optical and photonic components; and (iii) Envista Holdings Corporation, a leading dental equipment, implant, and consumables manufacturer. RPM International performed well in the period as a combination of operational cost savings and raw material cost recovery helped drive continued margin improvement toward its longer-term “MAP to Growth3” plan targets. The company also delivered strong free cash flow in the fourth quarter 2019. Lumentum Holdings benefited from better than expected demand for Apple’s new handsets and 5G related optics. Envista Holdings Corporation began its separation process from Danaher Corporation in September 2019 with an initial public offering (IPO) of 20% of the company’s shares. Margins at the company are nearly 1000 basis points lower than comparable peers, and we think the gap should narrow by approximately 50% over the next few years. In addition, the company has invested considerably in sales and marketing as

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well as research and development (“R&D”) over the last three years, which should enable an organic growth inflection in the medium-term. We believe the company will be served well by the veteran management team who were trained in Danaher’s operational principles. We also expect future capability for accretive tuck-in mergers and acquisitions (“M&A”). We anticipate a full separation of the company from Danaher over the next 12 months to be an additional catalyst. Finally, the company trades at an attractive discount to our intrinsic value estimate.

Individual holdings that negatively affected performance included (i) TriNet Group, Inc., a service provider for professional employee benefits and health plans; (ii) Callon Petroleum Company, a small cap oil-focused exploration and production company; and (iii) ServiceMaster Global Holdings, Inc., a leading residential and commercial pest control company. TriNet Group detracted from performance during the period as slightly higher than expected health insurance claims negatively impacted both TriNet’s and a public peer’s results, which compressed multiples across the sector. Callon Petroleum announced an all-cash acquisition of Carrizo at a premium in an all-stock transaction. While we believe the acquisition makes strategic sense in the long-term, investors responded negatively. ServiceMaster Global Holdings detracted from performance as growth investments and termite litigation expenses were higher than expected and forecasted to remain elevated in 2020.

CRM Mid Cap Value Fund returned 4.06% and 3.97% for the Institutional and Investor Share classes, respectively, in the six-month period, as compared to 7.66% and 7.58% for the Russell Midcap® Value Index and the Russell Midcap® Index, respectively4. Stock selection in Consumer Discretionary was the largest detractor from performance on a sector basis, as companies in the sector were hurt by trade tensions with China. Our stock selection in Health Care was a contributor to portfolio performance during the period. Individual holdings that contributed positively to performance during the period included (i) RPM International, Inc., a manufacturer of various specialty chemicals, including paints, protective coatings, and adhesives; (ii) Envista Holdings Corporation, a leading dental equipment, implant, and consumables manufacturer; and (iii) Bio-Rad Laboratories, Inc., a leading life sciences analytical instrument and consumables supplier. RPM International performed well in the period as a combination of operational cost savings and raw material cost recovery helped drive continued margin improvement toward its longer-term MAP to Growth plan targets. The company also delivered strong free cash flow in the fourth quarter 2019. Envista Holdings Corporation began its separation process from Danaher Corporation in September 2019 with an IPO of 20% of the company’s shares. Margins at the company are nearly 1000 basis points lower than comparable peers, and we think the gap should narrow by approximately 50% over the next few years. In addition, the company has invested considerably in sales and marketing as well as R&D over the last three years, which should enable an organic growth inflection in the medium-term. We believe the company will be served well by the veteran management team who were trained in Danaher’s operational principles. We also expect future capability for accretive tuck-in M&A. We anticipate a full separation of the company from Danaher over the next 12 months to be an additional catalyst. Finally, the company trades at an attractive discount to our intrinsic value estimate. Bio-Rad Laboratories reported better than expected third quarter 2019 margins.

Holdings that detracted from Fund performance during the first half of the fiscal year included (i) Equitrans Midstream Corporation, a gas pipeline company; (ii) Expedia Group, Inc., an online travel agency; and (iii) TriNet Group, Inc., a service provider for professional employee benefits and health plans. Equitrans Midsteam Corporation announced further delays in its Mountain Valley Pipeline project. This news reduced our confidence in the security of the dividend, causing us to exit our position. With its third quarter 2019 earnings release, Expedia Group highlighted that changes in Google’s travel search products had disrupted its customer acquisition strategy. While the valuation of the company remains compelling, we were unable to gain confidence in how

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it is going to resolve the issue and have therefore exited the position. TriNet Group detracted from performance during the period as slightly higher than expected health insurance claims negatively impacted both TriNet’s and a public peer’s results, which compressed multiples across the sector.

CRM All Cap Value Fund returned 4.54% and 4.44% for the Institutional and Investor Share classes, respectively, during the period, as compared to 8.80% and 10.37% for the Russell 3000® Value Index and the Russell 3000® Index, respectively5. Our stock selection in Health Care was a contributor to portfolio performance during the period, while stock selection in Consumer Discretionary and Technology detracted from overall performance. Leading contributors to Fund performance were (i) Humana Inc., a leading domestic health insurance provider for the Medicare Advantage population; (ii) Envista Holdings Corporation, a leading dental equipment, implant, and consumables manufacturer; and (iii) NextEra Energy, Inc., a leading Florida utility company and the largest renewable energy developer in North America. Humana reported better than expected results and benefited from tempered expectations on regulatory impacts based on potential presidential candidates. The company was also a beneficiary of the removal of the health insurer fee. Envista Holdings Corporation began its separation process from Danaher Corporation in September 2019 with an IPO of 20% of the company’s shares. Margins at the company are nearly 1000 basis points lower than comparable peers, and we think the gap should narrow by approximately 50% over the next few years. In addition, the company has invested considerably in sales and marketing as well as R&D over the last three years, which should enable an organic growth inflection in the medium-term. We believe the company will be served well by the veteran management team who were trained in Danaher’s operational principles. We also expect future capability for accretive tuck-in M&A. We anticipate a full separation of the company from Danaher over the next 12 months to be an additional catalyst. Finally, the company trades at an attractive discount to our intrinsic value estimate. NextEra Energy is experiencing strong growth in its wind and solar development business, favorable conditions in Florida with a positive regulatory and economic backdrop, and is seeking to continue executing on its strategy of acquiring smaller utilities and pipeline businesses that are accretive to earnings growth.

Individual holdings that negatively impacted performance included (i) Equitrans Midstream Corporation, a gas pipeline company; (ii) DXC Technology Company, a global IT services company; and (iii) Expedia Group, Inc., an online travel agency. Equitrans Midsteam Corporation announced further delays in its Mountain Valley Pipeline project. This news reduced our confidence in the security of the dividend, causing us to exit our position. We exited our position in DXC Technology as its transition to a faster growing, digital business proved more difficult than we had anticipated. With its third quarter 2019 earnings release, Expedia Group highlighted that changes in Google’s travel search products had disrupted its customer acquisition strategy. While the valuation of the company remains compelling, we were unable to gain confidence in how it is going to resolve the issue and have therefore exited the position.

CRM Long/Short Opportunities Fund returned 2.14% in the period as compared to 10.92% for the S&P® 5006. During the six-month period ended December 31, 2019, our long book contributed to overall performance with strong contribution from all sectors with the exception of Energy. The Fund’s short book detracted from performance with much of the negative contribution coming from Consumer Discretionary and Industrials as companies in both sectors were hurt by trade tensions during the period. In terms of exposure during the period, the Fund averaged approximately 94% gross long, 56% gross short, and 39% net long.

The top contributors in the long portfolio were (i) Ping Identity Holding Corporation, a cybersecurity software company; (ii) LKQ Corporation, a leading provider of alternative vehicle collision replacement products and mechanical products; and (iii) Envista Holdings Corporation, a leading dental equipment, implant, and consumables

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manufacturer. In their first quarter after its IPO, Ping Identity Corporation reported strong results, which increased investor confidence in its ability to tackle the large and growing identity access management market. Enterprises are rearchitecting their cybersecurity infrastructures to be centered around identity, which positions Ping at the center of a very large demand wave. We do not believe this factor is reflected in Ping’s expected growth rate or valuation. We believe LKQ Corporation’s European operations are under-earning and see the opportunity for a substantial improvement in free cash generation and margins. Envista Holdings Corporation began its separation process from Danaher Corporation in September 2019 with an IPO of 20% of the company’s shares. Margins at the company are nearly 1000 basis points lower than comparable peers, and we think the gap should narrow by approximately 50% over the next few years. In addition, the company has invested considerably in sales and marketing as well as R&D over the last three years, which should enable an organic growth inflection in the medium-term. We believe the company will be served well by the veteran management team who were trained in Danaher’s operational principles. We also expect future capability for accretive tuck-in M&A. We anticipate a full separation of the company from Danaher over the next 12 months to be an additional catalyst. Finally, the company trades at an attractive discount to our intrinsic value estimate.

Top individual names that negatively impacted the long portfolio included (i) Equitrans Midstream Corporation, a gas pipeline company; (ii) DXC Technology Company, a global IT services company; and (iii) TriNet Group, Inc., a service provider for professional employee benefits and health plans. Equitrans Midsteam Corporation announced further delays in its Mountain Valley Pipeline project. This news reduced our confidence in the security of the dividend, causing us to exit our position. We exited our position in DXC Technology as its transition to a faster growing, digital business proved more difficult than we had anticipated. TriNet Group detracted from performance during the period as slightly higher than expected health insurance claims negatively impacted both TriNet’s and a public peer’s results, which compressed multiples across the sector.

Our leading short contributors included (i) a medical device manufacturing company; (ii) a life sciences and laboratory supplies company; and (iii) a large networking equipment provider. A medical device manufacturing company reported a substantially weaker sales and margin outlook versus expectations. A life sciences and laboratory supplies company experienced pressure in topline growth and margins in several end markets. The company guided near-term expectations downward and is highly levered. A large networking equipment provider posted disappointing results and guidance. As our thesis played out, we covered our position.

The top detractors from performance in the short portfolio were (i) a motor oil and convenience store; (ii) a speech recognition and software provider; and (iii) a Canadian bank. A motor oil and convenience store appreciated on a surge in retail gas margins and strong in-store comps from the proliferation of e-vaping products such as JUUL and NJoy. As many of the most popular flavors are now being banned by the Food and Drug Administration or voluntarily withdrawn from the market, we would expect to see in-store comparable sales slow and associated consumer basket size to shrink. Retail gas margins may take longer to normalize but are at historical highs for nearly all market participants. Further, we find these margins remain tied to total gallons pumped which are in secular decline and associated with low gas prices. A speech recognition software provider reported fourth quarter 2019 results that were modestly above expectations but provided guidance for 2020 that was below consensus expectations. While the financial metrics of the business were worse than expected, the company highlighted strong annual recurring revenue (ARR) growth in its healthcare business, which caused the market to look through the weakness. We believe the ARR growth is misleading and the stock is overpriced for a company that is not growing and has middling margins. A large Canadian bank experienced better earnings results than several of its peers. We continue to believe the company’s provisioning against potential losses in its portfolio is woefully inadequate and one of its businesses in the U.S. has significant cyclical exposure to a slowdown in the market or worsening consumer credit characteristics.

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Sincerely,

Ronald H. McGlynn

Trustee and President, CRM Mutual Fund Trust

Basis point is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

Standard deviation is a measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Standard deviation is calculated as the square root of variance.

Free cash flow is a measure of a company’s profitability after all expenses and reinvestments.

1Russell 2000® Value Index is the Fund’s benchmark. The Russell 2000® Value Index measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

2Russell 2500™ Value Index is the Fund’s benchmark. The Russell 2500™ Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500™ Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index. It is not possible to invest directly in an index.

3RPM International’s “MAP to Growth” is the company’s internal operating improvement initiative, with “MAP” meaning Margin Acceleration Plan.

4Russell Midcap® Value Index is the Fund’s benchmark. The Russell Midcap® Value Index measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

5Russell 3000® Value Index is the Fund’s benchmark. The Russell 3000® Value Index measures the performance of those companies in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies, which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

6S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. It is not possible to invest directly in an index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedules of Investments for a complete list of Fund holdings. Opinions expressed herein are as of December 31, 2019 and are subject to change at any time, are not guaranteed, and should not be considered investment advice.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

The Long/Short Opportunities Fund will hold long equity securities that the Fund’s adviser has identified as undervalued and take short positions (through short sales) in equity securities that the Fund’s adviser has identified

6

as overvalued or poised for underperformance. Short sales involve significant risks, including the risk that the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve borrowing securities and then selling them, which may cause the value of the Fund’s shares to be more volatile than if the Fund did not borrow.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, charges and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

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CRM FUNDS

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (July 1, 2019 through December 31, 2019). The “Annualized Expense Ratio” reflects the actual expenses, net of fee waivers, where applicable, for the six-month period July 1, 2019 to December 31, 2019.

The Expense Tables below illustrate your Fund’s expenses in two ways.

•

Actual fund return.    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return.    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Funds
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CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Concluded)

For the Six Months Ended December 31, 2019

Expense Table

Fund/Class	Beginning Account Value 07/01/19	Ending Account Value 12/31/19	Annualized Expense Ratio(1)	Expenses Paid During Period(2)

CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,067.90	1.15%	$5.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	1.15%	$5.84

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,069.20	0.91%	$4.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.56	0.91%	$4.62

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,066.40	1.16%	$6.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.30	1.16%	$5.89

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,067.70	0.94%	$4.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.41	0.94%	$4.77

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,039.70	1.15%	$5.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.36	1.15%	$5.84

CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,040.60	0.95%	$4.87
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.36	0.95%	$4.82

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,044.40	1.45%	$7.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.85	1.45%	$7.35

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,045.40	1.20%	$6.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.10	1.20%	$6.09

CRM Long/Short Opportunities Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,021.40	3.01%	$15.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,010.00	3.01%	$15.21

(1)

The expense ratio for CRM Long/Short Opportunities Fund includes the impact of dividend expense and net interest expense (when applicable), on securities sold short. Excluding such expenses, the ratio of expenses to average net assets would have been 1.60%.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/ 366 (to reflect the most recent one-half year period).

CRM Funds
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CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

December 31, 2019

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, excluding short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund - Sector Allocation
Common Stock
Industrials	25.6%
Financials	23.0
Consumer Staples	9.9
Consumer Discretionary	8.1
Utilities	7.4
Information Technology	7.3
Real Estate	5.7
Energy	4.3
Health Care	2.0
Communication Services	1.3
Materials	1.1
Short-Term Investments	4.3

100.0%

CRM Small/Mid Cap Value Fund - Sector Allocation
Common Stock
Industrials	23.4%
Financials	15.1
Health Care	11.8
Information Technology	8.2
Real Estate	8.0
Materials	6.9
Consumer Staples	6.5
Consumer Discretionary	6.4
Utilities	6.2
Energy	5.5
Short-Term Investments	2.0

100.0%

CRM Mid Cap Value Fund - Sector Allocation
Common Stock
Industrials	21.0%
Financials	18.1
Utilities	9.9
Health Care	9.2
Information Technology	7.0
Real Estate	7.0
Materials	6.9
Consumer Discretionary	6.8
Energy	6.2
Consumer Staples	4.7
Short-Term Investments	3.2

100.0%

CRM All Cap Value Fund - Sector Allocation
Common Stock
Industrials	19.3%
Financials	14.7
Information Technology	12.2
Health Care	11.1
Consumer Discretionary	9.6
Consumer Staples	7.5
Real Estate	7.1
Utilities	6.8
Energy	4.6
Materials	2.6
Communication Services	1.2
Short-Term Investments	3.3

100.0%

CRM Funds
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CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

The following table presents a summary of the portfolio holdings of the CRM Long/Short Opportunities Fund as a percentage of its total net assets.

CRM Long/Short Opportunities Fund - Sector Allocation
Common Stock
Industrials	22.1%
Consumer Discretionary	14.2
Consumer Staples	12.8
Health Care	11.8
Information Technology	8.0
Financials	7.1
Materials	6.5
Communication Services	3.1
Real Estate	3.1
Utilities	3.1
Short-Term Investments	8.4
Common Stock Sold Short
Health Care	(0.7)
Real Estate	(1.4)
Materials	(2.4)
Communication Services	(4.5)
Financials	(5.8)
Information Technology	(6.6)
Consumer Staples	(7.6)
Consumer Discretionary	(10.3)
Industrials	(11.1)
49.8%

Portfolio holdings are subject to change at any time.

CRM Funds
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CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

Shares		Value

Common Stock — 95.9%
Communication Services — 1.3%
Telecommunication Services — 1.3%
588,147	Vonage Holdings Corp.[1]	$ 4,358,169

Consumer Discretionary — 8.1%
Consumer Durables & Apparel — 2.8%
273,531	G-III Apparel Group Ltd.[1]	9,163,289

Consumer Services — 5.3%
970,374	Regis Corp.[1,2]	17,340,583

Total Consumer Discretionary		26,503,872

Consumer Staples — 9.9%
Food & Staples Retailing — 1.9%
119,617	Performance Food Group Co.[1]	6,157,883

Food, Beverage & Tobacco — 6.3%
15,813	Coca-Cola Consolidated, Inc.	4,491,683
1,176,149	Cott Corp.	16,089,718

		20,581,401

Household & Personal Products — 1.7%
335,030	elf Beauty, Inc.[1]	5,404,034

Total Consumer Staples		32,143,318

Energy — 4.3%
Energy Equipment & Services — 2.4%
236,919	Apergy Corp.[1]	8,003,124

Oil, Gas & Consumable Fuels — 1.9%
1,267,095	Callon Petroleum Co.[1,2]	6,120,069

Total Energy		14,123,193

Financials — 23.1%
Banks — 18.6%
294,070	Amalgamated Bank — Class A	5,719,662
400,361	Associated Banc-Corp.	8,823,956
312,345	BancorpSouth Bank	9,810,756
78,914	Bank of Hawaii Corp.	7,509,456
313,825	BankUnited, Inc.	11,473,442
586,396	Capitol Federal Financial, Inc.	8,051,217
204,943	Hancock Whitney Corp.	8,992,899

		60,381,388

Diversified Financials — 1.4%
77,401	Stifel Financial Corp.	4,694,371

Insurance — 3.1%
164,107	Horace Mann Educators Corp.	7,164,912
172,110	ProSight Global, Inc.[1]	2,776,134

		9,941,046

Total Financials		75,016,805

Health Care — 2.0%
Health Care Equipment & Services — 2.0%
200,770	Natus Medical, Inc.[1]	6,623,403

Shares		Value

Industrials — 25.7%
Capital Goods — 22.2%
172,247	Advanced Drainage Systems, Inc.	$6,690,074
61,525	Albany International Corp. — Class A	4,670,978
179,718	Arcosa, Inc.	8,006,437
336,008	JELD-WEN Holding, Inc.[1]	7,865,947
62,502	John Bean Technologies Corp.	7,041,475
99,273	Kaman Corp.	6,544,076
869,828	Mueller Water Products, Inc. — Class A	10,420,539
215,512	SPX Corp.[1]	10,965,251
66,180	Valmont Industries, Inc.	9,912,440

		72,117,217

Commercial & Professional Services — 3.5%
134,049	Clean Harbors, Inc.[1]	11,494,702

Total Industrials		83,611,919

Information Technology — 7.3%
Software & Services — 5.4%
607,656	Brightcove, Inc.[1]	5,280,530
116,976	Envestnet, Inc.[1]	8,145,039
244,698	Tufin Software Technologies Ltd.[1]	4,304,238

		17,729,807

Technology Hardware & Equipment — 1.9%
824,035	Extreme Networks, Inc.[1]	6,073,138

Total Information Technology		23,802,945

Materials — 1.1%
Chemicals — 1.1%
155,338	GCP Applied Technologies, Inc.[1]	3,527,726

Real Estate — 5.7%
Diversified REIT’s — 1.9%
134,802	American Assets Trust, Inc.	6,187,412

Office REIT’s — 2.0%
224,030	Corporate Office Properties Trust	6,582,001

Retail REIT’s — 1.8%
218,735	Acadia Realty Trust	5,671,798

Total Real Estate		18,441,211

Utilities — 7.4%
Gas Utilities — 1.8%
76,209	Southwest Gas Holdings, Inc.	5,789,598

Multi-Utilities — 3.2%
133,697	Black Hills Corp.	10,500,562

Water Utilities — 2.4%
107,500	SJW Group	7,638,950

Total Utilities		23,929,110

Total Common Stock (Cost $246,670,366)		312,081,671

See accompanying notes to financial statements.	CRM Funds
12

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019 (Unaudited)

Shares		Value
Short-Term Investments — 4.3%
7,037,529	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.51%[3]	$7,037,529
7,037,531	Federated Treasury Obligations Fund — Institutional Series, 1.51%[3]	7,037,531

Total Short-Term Investments (Cost $14,075,060)		14,075,060

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.2% (Cost $260,745,426)		326,156,731

Principal
Short-Term Investments Held As Collateral For Loaned Securities — 1.4%
Repurchase Agreements — 1.4%
$228,122	With BNP Paribas: at 1.55%, dated 12/31/19, to be repurchased on 01/02/20, repurchase price $228,142 (collateralized by US Treasury Securities, par values ranging from $0 - $88,716, coupon rates ranging from 0.00% to 3.88%, 05/15/20 - 11/15/48; total market value $232,684)	$ 228,122
1,084,497	With Citigroup Global Markets, Inc.: at 1.55%, dated 12/31/19, to be repurchased on 01/02/20, repurchase price $1,084,590 (collateralized by US Treasury Securities, par values ranging from $0 - $423,230, coupon rates ranging from 0.25% to 3.38%, 07/15/29 - 02/15/49; total market value $1,106,187)	1,084,497
1,084,497	With Deutsche Bank Securities, Inc.: at 1.55%, dated 12/31/19, to be repurchased on 01/02/20, repurchase price $1,084,590 (collateralized by US Treasury Securities, par values ranging from $52,171 - $1,014,234, coupon rates ranging from 0.00% to 2.38%, 10/15/22 - 05/15/35; total market value $1,106,188)	1,084,497

Principal		Value
Repurchase Agreements — (continued)
$1,084,497	With JP Morgan Securities LLC: at 1.55%, dated 12/31/19, to be repurchased on 01/02/20, repurchase price $1,084,590 (collateralized by US Treasury Securities, par values ranging from $16,301 - $994,201, coupon rates ranging from 1.50% to 2.88%, 09/30/21 - 05/15/43; total market value $1,106,187)	$1,084,497
$1,084,497	With Nomura Securities International, Inc.: at 1.55%, dated 12/31/19, to be repurchased on 01/02/20, repurchase price $1,084,590 (collateralized by US Treasury Securities, par values ranging from $0 - $304,023, coupon rates ranging from 0.00% to 2.38%, 02/15/20 - 08/15/49; total market value $1,106,187)	1,084,497

Total Repurchase Agreements		$4,566,110

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $4,566,110)		4,566,110

Total Investments — 101.6% (Cost $265,311,536)		330,722,841	[4]
Liabilities in Excess of Other Assets — (1.6)%		(5,193,820)

Total Net Assets — 100.0%		$325,529,021

See accompanying notes to financial statements.	CRM Funds
13

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2019 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$312,081,671	$312,081,671	—	—
Short-Term Investments	14,075,060	14,075,060	—	—
Short-Term Investments Held As Collateral For Loaned Securities	4,566,110	—	$4,566,110	—

Total Investments in Securities	$330,722,841	$326,156,731	$4,566,110	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2019.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	Rate represents an annualized yield at date of measurement.
[4]

At December 31, 2019, the market value of securities on loan for the CRM Small Cap Value Fund was $4,408,023. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.	CRM Funds
14

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

Shares		Value

Common Stock — 94.7%
Consumer Discretionary — 6.2%
Consumer Durables & Apparel — 3.2%
186,349	G-III Apparel Group Ltd.[1]	$6,242,691
28,726	PVH Corp.	3,020,539

		9,263,230

Consumer Services — 3.0%
218,982	ServiceMaster Global Holdings, Inc.[1]	8,465,844

Total Consumer Discretionary		17,729,074

Consumer Staples — 6.2%
Food & Staples Retailing — 1.7%
98,027	Performance Food Group Co.[1]	5,046,430

Food, Beverage & Tobacco — 4.5%
323,510	Nomad Foods Ltd.[1]	7,236,919
115,970	TreeHouse Foods, Inc.[1]	5,624,545

		12,861,464

Total Consumer Staples		17,907,894

Energy — 5.3%
Energy Equipment & Services — 2.2%
190,244	Apergy Corp.[1]	6,426,442

Oil, Gas & Consumable Fuels — 3.1%
710,174	Callon Petroleum Co.[1,2]	3,430,141
59,399	Diamondback Energy, Inc.	5,515,791

		8,945,932

Total Energy		15,372,374

Financials — 14.6%
Banks — 8.8%
318,502	Associated Banc-Corp.	7,019,784
187,603	BankUnited, Inc.	6,858,766
151,596	Hancock Whitney Corp.	6,652,032
240,294	TFS Financial Corp.[2]	4,728,986

		25,259,568

Diversified Financials — 1.3%
63,118	Stifel Financial Corp.	3,828,107

Insurance — 4.5%
50,806	American Financial Group, Inc.	5,570,878
58,490	Axis Capital Holdings Ltd.	3,476,645
57,499	Selective Insurance Group, Inc.	3,748,360

		12,795,883

Total Financials		41,883,558

Health Care — 11.4%
Health Care Equipment & Services — 8.0%
13,283	Cooper Cos, Inc. (The)	4,267,695
266,258	Envista Holdings Corp.[1]	7,891,887
226,516	Natus Medical, Inc.[1]	7,472,763
22,464	STERIS PLC[3]	3,423,963

		23,056,308

Shares		Value
Health Care — (continued)
Pharmaceuticals, Biotechnology & Life Sciences — 3.4%
26,073	Bio-Rad Laboratories, Inc. — Class A1	$9,647,792

Total Health Care		32,704,100

Industrials — 22.6%
Capital Goods — 14.0%
110,433	Advanced Drainage Systems, Inc.	4,289,218
62,091	Applied Industrial Technologies, Inc.	4,140,849
53,185	Carlisle Cos, Inc.	8,607,460
62,561	Kaman Corp.	4,124,021
102,396	SPX FLOW, Inc.[1]	5,004,093
15,391	Teledyne Technologies, Inc.[1]	5,333,597
57,675	Valmont Industries, Inc.	8,638,561

		40,137,799

Commercial & Professional Services — 8.6%
488,907	Clarivate Analytics PLC[1,2,3]	8,213,638
115,339	Clean Harbors, Inc.[1]	9,890,319
118,191	TriNet Group, Inc.[1]	6,690,793

		24,794,750

Total Industrials		64,932,549

Information Technology — 7.9%
Semiconductors & Semiconductor Equipment — 1.1%
69,140	Cree, Inc.[1]	3,190,811

Software & Services — 2.8%
107,079	PTC, Inc.[1]	8,019,146

Technology Hardware & Equipment — 4.0%
134,273	FLIR Systems, Inc.	6,991,595
55,559	Lumentum Holdings, Inc.[1]	4,405,829

		11,397,424

Total Information Technology		22,607,381

Materials — 6.7%
Chemicals — 6.7%
182,419	GCP Applied Technologies, Inc.[1]	4,142,736
136,523	RPM International, Inc.	10,479,505
66,076	W.R. Grace & Co.	4,615,409

Total Materials		19,237,650

Real Estate — 7.8%
Office REIT’s — 7.8%
149,947	Corporate Office Properties Trust	4,405,443
149,218	Cousins Properties, Inc.	6,147,781
125,480	Douglas Emmett, Inc.	5,508,572
190,612	Equity Commonwealth	6,257,792

Total Real Estate		22,319,588

Utilities — 6.0%
Multi-Utilities — 4.7%
63,537	Black Hills Corp.	4,990,196

See accompanying notes to financial statements.	CRM Funds
15

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019 (Unaudited)

Shares		Value
Utilities — (continued)
Multi-Utilities — (continued)
301,222	NiSource, Inc.	$8,386,020

		13,376,216

Water Utilities — 1.3%
31,163	American Water Works Co., Inc.	3,828,375

Total Utilities		17,204,591

Total Common Stock (Cost $203,298,808)		271,898,759

Short-Term Investments — 1.9%
2,771,345	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.51%[4]	2,771,345
2,771,346	Federated Treasury Obligations Fund — Institutional Series, 1.51%[4]	2,771,346

Total Short-Term Investments (Cost $5,542,691)		5,542,691

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 96.6% (Cost $208,841,499)		277,441,450

Short-Term Investments Held As Collateral For Loaned Securities — 2.5%
Money Market Funds — 0.3%
256,000	Goldman Sachs Financial Square Government Fund, 1.62%[4]	256,000
256,000	JPMorgan U.S. Government Money Market Fund Capital Shares, 1.57%[4]	256,000
256,000	Morgan Stanley Institutional Liquidity Funds – Government Portfolio, 1.60%[4]	256,000
Total Money Market Funds		768,000

Principal		Value
Repurchase Agreements — 2.2%
$1,680,557	With Citigroup Global Markets, Inc.: at 1.55%, dated 12/31/19, to be repurchased on 01/02/20, repurchase price $1,680,702 (collateralized by US Treasury Securities, par values ranging from $0 - $655,845, coupon rates ranging from 0.25% to 3.38%, 07/15/29 - 02/15/49; total market value $1,714,168)	$1,680,557
1,266,092	With Daiwa Capital Markets America: at 1.55%, dated 12/31/19, to be repurchased on 01/02/20, repurchase price $1,266,201 (collateralized by US Treasury Securities, par values ranging from $1,132 - $533,372, coupon rates ranging from 0.00% to 5.25%, 01/14/20 - 02/15/49; total market value $1,291,414)	1,266,092
1,680,557	With JP Morgan Securities LLC: at 1.55%, dated 12/31/19, to be repurchased on 01/02/20, repurchase price $1,680,702 (collateralized by US Treasury Securities, par values ranging from $25,260 - $1,540,632, coupon rates ranging from 1.50% to 2.88%, 09/30/21 - 05/15/43; total market value $1,714,168)	1,680,557
1,680,557	With Nomura Securities International, Inc.: at 1.55%, dated 12/31/19, to be repurchased on 01/02/20, repurchase price $1,680,702 (collateralized by US Treasury Securities, par values ranging from $0 - $471,119, coupon rates ranging from 0.00% to 2.38%, 02/15/20 - 08/15/49; total market value $1,714,168)	1,680,557

Total Repurchase Agreements		6,307,763

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $7,075,763)		7,075,763

Total Investments — 99.1% (Cost $215,917,262)		284,517,213	[5]
Other Assets in Excess of Liabilities — 0.9%		2,547,878

Total Net Assets — 100.0%		$287,065,091

See accompanying notes to financial statements.	CRM Funds
16

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2019 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$271,898,759	$271,898,759	—	—
Short-Term Investments	5,542,691	5,542,691	—	—
Short-Term Investments Held As Collateral For Loaned Securities	7,075,763	768,000	$6,307,763	—

Total Investments in Securities	$284,517,213	$278,209,450	$6,307,763	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2019.

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At December 31, 2019, the market value of securities on loan for the CRM Small/Mid Cap Value Fund was $6,909,743. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.	CRM Funds
17

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

Shares		Value
Common Stock — 96.9%
Consumer Discretionary — 6.8%
Consumer Durables & Apparel — 3.7%
76,725	Mohawk Industries, Inc.[1]	$10,463,756
59,123	PVH Corp.	6,216,783

		16,680,539

Consumer Services — 3.1%
359,070	ServiceMaster Global Holdings, Inc.[1]	13,881,646

Total Consumer Discretionary		30,562,185

Consumer Staples — 4.7%
Food, Beverage & Tobacco — 4.7%
531,126	Nomad Foods Ltd.[1]	11,881,289
190,360	TreeHouse Foods, Inc.[1]	9,232,460

Total Consumer Staples		21,113,749

Energy — 6.2%
Energy Equipment & Services — 2.8%
370,193	Apergy Corp.[1]	12,505,120

Oil, Gas & Consumable Fuels — 3.4%
97,447	Diamondback Energy, Inc.	9,048,928
338,268	Parsley Energy, Inc. — Class A	6,396,648
		15,445,576

Total Energy		27,950,696

Financials — 18.1%
Banks — 8.6%
347,099	Associated Banc-Corp.	7,650,062
256,013	BancorpSouth Bank	8,041,368
338,549	BankUnited, Inc.	12,377,352
245,223	Hancock Whitney Corp.	10,760,385

		38,829,167

Capital Markets — 2.1%
63,415	Morningstar, Inc.	9,595,323

Diversified Financials — 2.5%
104,447	Nasdaq, Inc.	11,186,274

Insurance — 4.9%
83,993	American Financial Group, Inc.	9,209,833
113,037	Axis Capital Holdings Ltd.	6,718,919
93,581	Selective Insurance Group, Inc.	6,100,545

		22,029,297

Total Financials		81,640,061

Health Care — 9.2%
Health Care Equipment & Services — 5.7%
21,846	Cooper Cos, Inc. (The)	7,018,901
435,024	Envista Holdings Corp.[1]	12,894,112
37,193	STERIS PLC[2]	5,668,957

		25,581,970

Shares		Value
Health Care — (continued)
Pharmaceuticals, Biotechnology & Life Sciences — 3.5%
42,749	Bio-Rad Laboratories, Inc. — Class A1	$15,818,412

Total Health Care		41,400,382

Industrials — 21.0%
Capital Goods — 13.9%
108,916	AMETEK, Inc.	10,863,282
99,382	Applied Industrial Technologies, Inc.	6,627,786
88,218	Carlisle Cos, Inc.	14,277,201
133,127	Dover Corp.	15,344,218
143,173	SPX FLOW, Inc.[1]	6,996,864
25,268	Teledyne Technologies, Inc.[1]	8,756,373

		62,865,724

Commercial & Professional Services — 7.1%
782,073	Clarivate Analytics PLC[1,2,3]	13,138,826
133,008	IHS Markit Ltd.[1]	10,022,153
157,050	TriNet Group, Inc.[1]	8,890,601

		32,051,580

Total Industrials		94,917,304

Information Technology — 7.0%
Semiconductors & Semiconductor Equipment — 2.1%
89,211	Microchip Technology, Inc.[3]	9,342,176

Software & Services — 2.9%
178,708	PTC, Inc.[1]	13,383,442

Technology Hardware & Equipment — 2.0%
172,959	FLIR Systems, Inc.	9,005,975

Total Information Technology		31,731,593

Materials — 7.0%
Chemicals — 5.5%
221,729	RPM International, Inc.	17,019,918
108,924	W.R. Grace & Co.	7,608,342

		24,628,260

Construction Materials — 1.5%
47,157	Vulcan Materials Co.	6,790,136

Total Materials		31,418,396

Real Estate — 7.0%
Office REIT’s — 4.8%
271,269	Cousins Properties, Inc.	11,176,283
325,299	Equity Commonwealth	10,679,566

		21,855,849

Specialized REIT’s — 2.2%
16,815	Equinix, Inc.	9,814,915

Total Real Estate		31,670,764

Utilities — 9.9%
Gas Utilities — 2.3%
93,235	Atmos Energy Corp.	10,429,267

See accompanying notes to financial statements.	CRM Funds
18

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019 (Unaudited)

Shares		Value
Utilities — (continued)
Multi-Utilities — 5.7%
155,379	Black Hills Corp.	$12,203,467
493,035	NiSource, Inc.	13,726,094

		25,929,561

Water Utilities — 1.9%
69,463	American Water Works Co., Inc.	8,533,530

Total Utilities		44,892,358

Total Common Stock (Cost $324,531,491)		437,297,488

Short-Term Investments — 3.2%
7,247,694	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.51%[4]	7,247,694
7,247,696	Federated Treasury Obligations Fund — Institutional Series, 1.51%[4]	7,247,696

Total Short-Term Investments (Cost $14,495,390)		14,495,390

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.1% (Cost $339,026,881)		451,792,878

Short-Term Investments Held As Collateral For Loaned Securities — 3.1%
Money Market Funds — 0.6%
542,000	Blackrock Liquidity Funds Prime Portfolio, 1.59%[4]	542,000
432,000	Goldman Sachs Financial Square Government Fund, 1.62%[4]	432,000
542,000	Invesco Short Term Investments Trust-Liquid Assets, 1.57%[4]	542,000
542,000	JPMorgan U.S. Government Money Market Fund Capital Shares, 1.57%[4]	542,000
432,000	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.60%[4]	432,000

Total Money Market Funds		2,490,000

Principal		Value
Repurchase Agreements — 2.5%
$3,314,806	With Citigroup Global Markets, Inc.: at 1.55%, dated 12/31/19, to be repurchased on 01/02/20, repurchase price $3,315,091 (collateralized by US Treasury Securities, par values ranging from $0 - $1,293,619, coupon rates ranging from 0.25% to 3.38%, 07/15/29 - 02/15/49; total market value $3,381,102)	$3,314,806
1,440,056	With HSBC Securities USA, Inc.: at 1.55%, dated 12/31/19, to be repurchased on 01/02/20, repurchase price $1,440,180 (collateralized by US Treasury Securities, par values ranging from $139 - $927,295, coupon rates ranging from 0.00% to 2.63%, 01/09/20 - 05/15/47; total market value $1,468,857)	1,440,056
3,314,806	With JP Morgan Securities LLC: at 1.55%, dated 12/31/19, to be repurchased on 01/02/20, repurchase price $3,315,091 (collateralized by US Treasury Securities, par values ranging from $49,825 - $3,038,812, coupon rates ranging from 1.50% to 2.88%, 09/30/21 - 05/15/43; total market value $3,381,102)	3,314,806
3,314,806	With Nomura Securities International, Inc.: at 1.55%, dated 12/31/19, to be repurchased on 01/02/20, repurchase price $3,315,091 (collateralized by US Treasury Securities, par values ranging from $0 - $929,256, coupon rates ranging from 0.00% to 2.38%, 02/15/20 - 08/15/49; total market value $3,381,102)	3,314,806

Total Repurchase Agreements		11,384,474

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $13,874,474)		13,874,474

Total Investments — 103.2% (Cost $352,901,355)		465,667,352	[5]
Liabilities in Excess of Other Assets — (3.2)%		(14,346,824)

Total Net Assets — 100.0%		$451,320,528

See accompanying notes to financial statements.	CRM Funds
19

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2019 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows (See Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Investments in Securities:
Common Stock	$437,297,488	$437,297,488	—	—
Short-Term Investments	14,495,390	14,495,390	—	—
Short-Term Investments Held As Collateral For Loaned Securities	13,874,474	2,490,000	$11,384,474	—

Total Investments in Securities	$465,667,352	$454,282,878	$11,384,474	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2019.

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Security partially or fully on loan.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At December 31, 2019, the market value of securities on loan for the CRM Mid Cap Value Fund was $13,477,107. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.	CRM Funds
20

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

Shares		Value
Common Stock — 97.2%
Communication Services — 1.2%
Diversified Telecommunication Services — 1.2%
46,047	Vonage Holdings Corp.[1]	$341,208

Consumer Discretionary — 9.6%
Consumer Durables & Apparel — 5.1%
25,293	G-III Apparel Group Ltd.[1]	847,315
6,153	PVH Corp.	646,988

		1,494,303

Consumer Services — 2.1%
15,760	ServiceMaster Global Holdings,
	Inc.[1]	609,282

Retailing — 2.4%
20,186	LKQ Corp.[1]	720,640

Total Consumer Discretionary		2,824,225

Consumer Staples — 7.6%
Food, Beverage & Tobacco — 6.3%
86,198	Cott Corp.	1,179,189
6,161	Nestle S.A., ADR[2]	666,990

		1,846,179

Household & Personal Products — 1.3%
23,232	elf Beauty, Inc.[1]	374,732

Total Consumer Staples		2,220,911

Energy — 4.6%
Energy Equipment & Services — 2.3%
20,116	Apergy Corp.[1]	679,518

Oil, Gas & Consumable Fuels — 2.3%
34,972	Parsley Energy, Inc. — Class A	661,321

Total Energy		1,340,839

Financials — 14.8%
Banks — 10.0%
20,187	Associated Banc-Corp.	444,921
17,897	BancorpSouth Bank	562,145
31,082	BankUnited, Inc.	1,136,358
17,842	Hancock Whitney Corp.	782,907

		2,926,331

Insurance — 4.8%
6,383	American Financial Group, Inc.	699,896
13,659	American International Group, Inc.	701,117

		1,401,013

Total Financials		4,327,344

Health Care — 11.2%
Health Care Equipment & Services — 8.4%
4,786	Danaher Corp.	734,555
31,275	Envista Holdings Corp.[1]	926,991
2,167	Humana, Inc.	794,249

		2,455,795

Shares		Value
Health Care — (continued)
Pharmaceuticals, Biotechnology & Life Sciences — 2.8%
5,560	Johnson & Johnson	$811,037

Total Health Care		3,266,832

Industrials — 19.4%
Capital Goods — 10.7%
3,489	Albany International Corp. — Class A	264,885
6,238	Dover Corp.	718,992
7,843	Kaman Corp.	517,010
5,926	United Technologies Corp.	887,478
5,038	Valmont Industries, Inc.	754,592

		3,142,957

Commercial & Professional Services — 8.7%
68,323	Clarivate Analytics PLC[1,3]	1,147,826
9,691	IHS Markit Ltd.[1]	730,217
11,666	TriNet Group, Inc.[1]	660,412

		2,538,455

Total Industrials		5,681,412

Information Technology — 12.3%
Semiconductors & Semiconductor Equipment — 5.3%
2,341	Broadcom, Inc.	739,803
7,539	Cree, Inc.[1]	347,925
4,527	Microchip Technology, Inc.[4]	474,067

		1,561,795

Software & Services — 5.5%
4,649	Microsoft Corp.	733,147
11,710	PTC, Inc.[1]	876,962

		1,610,109

Technology Hardware & Equipment — 1.5%
4,501	TE Connectivity Ltd.	431,376

Total Information Technology		3,603,280

Materials — 2.6%
Chemicals — 2.6%
3,208	Air Products & Chemicals, Inc.	753,848

Real Estate — 7.1%
Office REIT’s — 5.0%
17,527	Cousins Properties, Inc.	722,112
16,764	Douglas Emmett, Inc.	735,940

		1,458,052

Specialized REIT’s — 2.1%
1,085	Equinix, Inc.	633,315

Total Real Estate		2,091,367

Utilities — 6.8%
Electric Utilities — 3.7%
4,445	NextEra Energy, Inc.	1,076,401

See accompanying notes to financial statements.	CRM Funds
21

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019 (Unaudited)

Shares		Value
Utilities — (continued)
Gas Utilities — 3.1%
8,146	Atmos Energy Corp.	$911,212

Total Utilities		1,987,613

Total Common Stock (Cost $22,879,067)		28,438,879

Short-Term Investments — 3.3%
486,851	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.51%[5]	486,851
486,851	Federated Treasury Obligations Fund — Institutional Series, 1.51%[5]	486,851

Total Short-Term Investments (Cost $973,702)		973,702

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.5% (Cost $23,852,769)		29,412,581

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 1.7%
Repurchase Agreements — 1.7%
486,555	With Citigroup Global Markets, Inc.: at 1.55%, dated 12/31/19, to be repurchased on 01/02/20, repurchase price $486,597 (collateralized by US Treasury Securities, par values ranging from $0 - $189,880, coupon rates ranging from 0.25% to 3.38%, 07/15/29 - 02/15/49; total market value $496,286)
Total Repurchase Agreements		$486,555

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $486,555)		486,555

Total Investments — 102.2% (Cost $24,339,324)		29,899,136	[6]
Liabilities in Excess of Other Assets — (2.2)%		(645,147)

Total Net Assets — 100.0%		$29,253,989

See accompanying notes to financial statements.	CRM Funds
22

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2019 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stock	$28,438,879	$28,438,879	—	—
Short-Term Investments	973,702	973,702	—	—
Short-Term Investments Held As Collateral For Loaned Securities	486,555	—	$486,555	—

Total Investments in Securities	$29,899,136	$29,412,581	$486,555	—

There were no transfers into or out of Level 3 related to securities held at December 31, 2019.

[1]	Non-income producing security.
[2]	ADR — American Depository Receipt.
[3]	PLC — Public Limited Company.
[4]	Security partially or fully on loan.
[5]	Rate represents an annualized yield at date of measurement.
[6]

At December 31, 2019, the market value of securities on loan for the CRM All Cap Value Fund was $474,067. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes to financial statements.	CRM Funds
23

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

December 31, 2019 (Unaudited)

Shares		Value
Common Stock — 91.8%
Communication Services — 3.1%
Media & Entertainment — 3.1%
103,420	Walt Disney Co. (The)[1]	$14,957,635

Consumer Discretionary — 14.2%
Consumer Durables & Apparel — 8.3%
733,029	G-III Apparel Group Ltd.[1,2]	24,556,472
146,703	PVH Corp.[1]	15,425,820

		39,982,292

Consumer Services — 1.4%
171,800	ServiceMaster Global Holdings, Inc.[2]	6,641,788

Retailing — 4.5%
617,339	LKQ Corp.[2]	22,039,002

Total Consumer Discretionary		68,663,082

Consumer Staples — 12.8%
Food, Beverage & Tobacco — 11.2%
904,484	Cott Corp.	12,373,341
116,560	Nestle S.A., ADR[3]	12,618,786
704,155	Nomad Foods Ltd.[2]	15,751,947
157,380	Philip Morris International, Inc.[1]	13,391,464

		54,135,538

Household & Personal Products — 1.6%
463,320	elf Beauty, Inc.[2]	7,473,352

Total Consumer Staples		61,608,890

Financials — 7.1%
Banks — 4.0%
294,210	BankUnited, Inc.	10,756,318
189,535	Hancock Whitney Corp.	8,316,796

		19,073,114

Insurance — 3.1%
293,395	American International Group, Inc.[1]	15,059,965

Total Financials		34,133,079

Health Care — 11.8%
Health Care Equipment & Services — 11.8%
96,420	Danaher Corp.[1]	14,798,542
659,258	Envista Holdings Corp.[2]	19,540,407
61,495	Humana, Inc.[1]	22,539,147

Total Health Care		56,878,096

Industrials — 22.1%
Capital Goods — 6.9%
102,165	Dover Corp.	11,775,538
78,205	United Technologies Corp.[1]	11,711,981
64,540	Valmont Industries, Inc.	9,666,801

		33,154,320

Commercial & Professional Services — 8.6%
1,030,208	Clarivate Analytics PLC[2,4]	17,307,494

Shares		Value
Industrials — (continued)
Commercial & Professional Services — (continued)
175,230	Clean Harbors, Inc.[1,2]	$15,025,973
161,311	TriNet Group, Inc.[1,2]	9,131,816

		41,465,283

Transportation — 6.6%
241,035	Canadian National Railway Co.	21,801,616
114,550	Kirby Corp.[2]	10,255,661

		32,057,277

Total Industrials		106,676,880

Information Technology — 8.0%
Semiconductors & Semiconductor Equipment — 2.6%
39,813	Broadcom, Inc.[1]	12,581,704

Software & Services — 5.4%
527,485	Ping Identity Holding Corp.[2]	12,817,886
176,750	PTC, Inc.[2]	13,236,807

		26,054,693

Total Information Technology		38,636,397

Materials — 6.5%
Chemicals — 6.5%
59,830	Air Products & Chemicals, Inc.[1]	14,059,452
129,035	RPM International, Inc.[1]	9,904,726
107,640	W.R. Grace & Co.[1]	7,518,654

Total Materials		31,482,832

Real Estate — 3.1%
Specialized REIT’s — 3.1%
25,619	Equinix, Inc.	14,953,810

Utilities — 3.1%
Electric Utilities — 3.1%
60,680	NextEra Energy, Inc.	14,694,269

Total Common Stock (Cost $379,254,808)		442,684,970

Short-Term Investments — 8.4%
20,311,497	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 1.51%[5]	$20,311,497
20,311,497	Federated Treasury Obligations Fund — Institutional Series, 1.51%[5]	20,311,497

Total Short-Term Investments (Cost $40,622,994)		40,622,994

Total Investments in Securities — 100.2% (Cost $419,877,802)		483,307,964

See accompanying notes to financial statements.	CRM Funds
24

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019 (Unaudited)

Shares		Value
Common Stock Sold Short — (50.4%)
Communication Services — (4.5%)
Media & Entertainment — (4.5%)
(157,690)	Cinemark Holdings, Inc.	$(5,337,807)
(1,200,210)	Cineworld Group PLC[4]	(3,483,270)
(94,800)	Omnicom Group, Inc.	(7,680,696)
(605,550)	Pearson PLC[4]	(5,109,484)

Total Communication Services		(21,611,257)

Consumer Discretionary — (10.3%)
Consumer Durables & Apparel — (2.2%)
(400,260)	Hanesbrands, Inc.	(5,943,861)
(41,658)	Ralph Lauren Corp.	(4,883,151)

		(10,827,012)

Consumer Services — (3.3%)
(308,325)	Career Education Corp.[2]	(5,670,097)
(83,295)	Cheesecake Factory, Inc. (The)	(3,236,844)
(122,370)	Texas Roadhouse, Inc.	(6,891,878)

		(15,798,819)

Retailing — (4.8%)
(294,615)	Abercrombie & Fitch Co. — Class A	(5,093,893)
(74,800)	Canadian Tire Corp Ltd. — Class A	(8,049,979)
(220,996)	Gap, Inc. (The)	(3,907,209)
(51,411)	Murphy USA, Inc.[2]	(6,015,087)

		(23,066,168)

Total Consumer Discretionary		(49,691,999)

Consumer Staples — (7.6%)
Food, Beverage & Tobacco — (6.5%)
(166,144)	Flowers Foods, Inc.	(3,611,970)
(46,085)	General Mills, Inc.	(2,468,313)
(64,475)	Hershey Co. (The)	(9,476,535)
(137,992)	Hormel Foods Corp.	(6,224,819)
(91,460)	J.M. Smucker Co. (The)	(9,523,730)

		(31,305,367)

Household & Personal Products — (1.1%)
(25,405)	Estee Lauder Cos, Inc. (The) — Class A	(5,247,149)

Total Consumer Staples		(36,552,516)

Financials — (5.8%)
Banks — (5.8%)
(58,880)	Canadian Imperial Bank of Commerce	(4,898,816)
(493,290)	Fulton Financial Corp.	(8,598,045)
(149,450)	National Bank of Canada	(8,295,681)
(88,033)	UMB Financial Corp.	(6,042,585)

Total Financials		(27,835,127)

Health Care — (0.7%)
Health Care Equipment & Services — (0.7%)
(66,393)	Cardinal Health, Inc.	(3,358,158)

Shares		Value
Industrials — (11.1%)
Capital Goods — (7.9%)
(55,090)	Acuity Brands, Inc.	$(7,602,420)
(171,770)	Bloom Energy Corp. — Class A2	(1,283,122)
(95,619)	PACCAR, Inc.	(7,563,463)
(39,145)	Rockwell Automation, Inc.	(7,933,517)
(480,372)	Volvo AB — Class B	(8,046,930)
(71,450)	Westinghouse Air Brake Technologies Corp.	(5,558,810)

		(37,988,262)

Commercial & Professional Services — (1.4%)
(107,436)	Robert Half International, Inc.	(6,784,583)

Transportation — (1.8%)
(55,425)	CH Robinson Worldwide, Inc.	(4,334,235)
(40,850)	Landstar System, Inc.	(4,651,590)

		(8,985,825)

Total Industrials		(53,758,670)

Information Technology — (6.6%)
Software & Services — (5.8%)
(546,155)	BlackBerry Ltd.[2]	(3,506,315)
(242,810)	Cerence, Inc.[2]	(5,494,790)
(610,325)	Nuance Communications, Inc.[2]	(10,882,095)
(65,970)	Qualys, Inc.[2]	(5,499,919)
(51,300)	Zscaler, Inc.[2]	(2,385,450)

		(27,768,569)

Technology Hardware & Equipment — (0.8%)
(71,335)	Belden, Inc.	(3,923,425)

Total Information Technology		(31,691,994)

Materials — (2.4%)
Chemicals — (1.6%)
(84,417)	LyondellBasell Industries NV — Class A	(7,975,718)

Containers & Packaging: Paper & Plastic — (0.8%)
(88,465)	Westrock Co.	(3,796,033)

Total Materials		(11,771,751)

Real Estate — (1.4%)
Specialized REIT’s — (1.4%)
(218,475)	Iron Mountain, Inc.	(6,962,798)

Total Common Stock Sold Short (Proceeds $(239,672,408))		(243,234,270)

Other Assets in Excess of Liabilities — 50.2%		242,060,520

Total Net Assets — 100.0%		$482,134,214

See accompanying notes to financial statements.	CRM Funds
25

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2019 (Unaudited)

A summary of inputs used to value the Fund’s investments as of December 31, 2019 is as follows (see Note 2 in Notes to Financial Statements):

			Level 2	Level 3
	Investments in	Level 1	Significant	Significant
	Securities	Quoted	Observable	Unobservable
	(Value)	Prices	Inputs	Inputs
Assets:
Investments in Securities:
Common Stock	$ 442,684,970	$ 442,684,970	—	—
Short-Term Investments	40,622,994	40,622,994	—	—

Total Assets - Investments in Securities	$ 483,307,964	$ 483,307,964	—	—

Other Financial Instruments:*
Total Return Swap Agreements - Equity Contracts	1,968,326	—	$1,968,326	—

Total Assets - Other Financial Instruments	$ 1,968,326	$ —	$1,968,326	—

Liabilities:
Investments in Securities:
Common Stock Sold Short	$(243,234,270)	$(243,234,270)	—	—

Total Liabilities - Investments in Securities	$(243,234,270)	$(243,234,270)	—	—

*Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as total return swap agreements, which are recorded at fair value.

There were no transfers into or out of Level 3 related to securities held at December 31, 2019.

[1]	Security position is either entirely or partially held in a segregated account as collateral for securities sold short.
[2]	Non-income producing security.
[3]	ADR — American Depository Receipt.
[4]	PLC — Public Limited Company.
[5]	Rate represents an annualized yield at date of measurement.

See accompanying notes to financial statements.	CRM Funds
26

CRM FUNDS

CRM LONG/SHORT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2019 (Unaudited)

OTC Total return swap agreements outstanding at December 31, 2019:

Counterparty	Financing Rate(1)	Termination Date	Long (Short) Notional Amount(2)	Reference Entity	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation(3)
	1.55% (Fed Funds
Morgan Stanley	Rate + 0.65%)	03/23/20	$(18,826,226)	Microsoft Corp.	$1,968,326	$—	$1,968,326

(1)Paid monthly

(2)On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(3)Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation.

See accompanying notes to financial statements.	CRM Funds
27

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2019 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$265,311,536	$215,917,262	$352,901,355
Net unrealized appreciation	65,411,305	68,599,951	112,765,997

Total investments in securities, at value[1]	330,722,841	284,517,213	465,667,352
Receivable for fund shares sold	171,740	9,104,090	401,324
Receivable for securities sold	—	743,443	759,915
Dividends and interest receivable	248,215	226,769	246,922
Tax reclaims receivable	—	4,609	—
Other assets	45,530	39,938	58,291

Total assets	331,188,326	294,636,062	467,133,804

LIABILITIES:
Obligation to return securities lending collateral	4,566,110	7,075,763	13,874,474
Payable for fund shares redeemed	30,012	205,631	1,457,990
Payable for securities purchased	722,895	—	—
Accrued advisory fee	206,183	175,460	282,897
Trustees fees	15,091	12,024	13,699
Audit and tax fees	27,062	27,062	27,062
Other accrued expenses	91,952	75,031	157,154

Total liabilities	5,659,305	7,570,971	15,813,276

NET ASSETS	$325,529,021	$287,065,091	$451,320,528

COMPONENTS OF NET ASSETS
Paid-in-capital	$257,150,750	$220,231,862	$347,801,944
Total distributable earnings (loss)	68,378,271	66,833,229	103,518,584

NET ASSETS	$325,529,021	$287,065,091	$451,320,528

NET ASSETS BY SHARE CLASS
Investor Shares	$54,833,569	$22,067,963	$205,844,657
Institutional Shares	270,695,452	264,997,128	245,475,871

NET ASSETS	$325,529,021	$287,065,091	$451,320,528

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	3,591,878	1,871,474	9,609,259
Institutional Shares	15,000,661	21,836,785	10,972,605
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$15.27	$11.79	$21.42
Institutional Shares	$18.05	$12.14	$22.37

[1] Includes securities loaned of:	$4,408,023	$6,909,743	$13,477,107

See accompanying notes to financial statements.	CRM Funds
28

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2019 (Unaudited)

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
ASSETS:
Investments in securities
Investments in securities, at cost	$24,339,324	$419,877,802
Net unrealized appreciation	5,559,812	63,430,162

Investments in securities, at value[1]	29,899,136	$483,307,964
Foreign currencies held with broker for securities sold short (cost $0 and $31,045,557, respectively)	—	32,002,155
Cash	—	120,346
Cash pledged with broker for securities sold short	—	210,754,401
Receivable for fund shares sold	5,544	134,335
Unrealized appreciation on swap agreements	—	1,968,326
Dividends and interest receivable	19,055	567,294
Tax reclaim receivable	8,268	68,620
Other assets	25,408	44,417

Total assets	29,957,411	728,967,858

LIABILITIES:
Obligation to return securities lending collateral	486,555	—
Securities sold short, at value (proceeds $0 and $239,672,408, respectively)	—	243,234,270
Cash received from broker for swap agreements	—	1,958,282
Payable for fund shares redeemed	137,360	239,093
Payable for dividends on securities sold short	—	611,084
Accrued advisory fee	14,343	578,974
Trustees fees	1,528	26,633
Audit and tax fees	27,062	31,017
Other accrued expenses	36,574	154,291

Total liabilities	703,422	246,833,644

NET ASSETS	$29,253,989	$482,134,214

COMPONENTS OF NET ASSETS
Paid-in-capital	$24,612,145	$463,386,290
Total distributable earnings (loss)	4,641,844	18,747,924

NET ASSETS	$29,253,989	$482,134,214

NET ASSETS BY SHARE CLASS
Investor Shares	$8,003,203	$—
Institutional Shares	21,250,786	482,134,214

NET ASSETS	$29,253,989	$482,134,214

SHARES OF BENEFICIAL INTEREST OUTSTANDING ($0.01 par value, unlimited authorized shares)
Investor Shares	1,165,600	—
Institutional Shares	3,019,332	45,967,225
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$6.87	$—
Institutional Shares	$7.04	$10.49

[1] Includes securities loaned of:	$474,067	$—

See accompanying notes to financial statements.	CRM Funds
29

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund
INVESTMENT INCOME
Dividends	$2,353,504	$2,388,046	$4,302,757
Securities lending income	13,040	98,738	146,584
Foreign tax withheld	(20,191)	—	—

Total investment income	2,346,353	2,486,784	4,449,341

EXPENSES
Investment advisory fees	1,212,165	1,054,491	1,684,320
Administration and accounting fees	47,312	42,029	61,627
Custody fees	7,419	7,173	10,275
Transfer agent fees	57,295	80,172	114,289
Shareholder reports	10,108	10,546	17,946
Shareholder services - Investor Shares	70,818	27,779	262,761
Trustee fees and expenses	22,018	24,771	34,638
Insurance fees	13,537	11,491	19,620
Registration fees	21,635	23,269	30,073
Audit and tax fees	20,752	20,752	20,752
Legal fees	16,223	13,827	23,037
Other expenses	39,022	33,549	55,974

Total expenses	1,538,304	1,349,849	2,335,312

NET INVESTMENT INCOME	808,049	1,136,935	2,114,029

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	7,152,512	6,762,337	5,312,122
Net change in unrealized appreciation (depreciation) on:
Investments	13,784,361	8,814,548	9,763,845

Net realized and unrealized gain on investments	20,936,873	15,576,885	15,075,967

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,744,922	$16,713,820	$17,189,996

See accompanying notes to financial statements.	CRM Funds
30

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2019 (Unaudited)

	CRM All Cap Value Fund	CRM Long/Short Opportunities Fund
INVESTMENT INCOME
Dividends	$277,166	$3,104,782
Securities lending income	1,676	—
Foreign tax withheld	(1,527)	(34,783)
Net interest income on securities sold short	—	2,112,818

Total investment income	277,315	5,182,817

EXPENSES
Investment advisory fees	115,255	3,614,201
Dividend expense on securities sold short	—	3,388,117
Administration and accounting fees	14,045	65,802
Custody fees	1,597	12,768
Transfer agent fees	19,683	138,108
Shareholder reports	1,796	27,020
Shareholder services - Investor Shares	10,521	—
Trustee fees and expenses	2,492	35,666
Insurance fees	1,876	20,420
Registration fees	18,395	24,607
Audit and tax fees	20,751	22,816
Legal fees	1,965	23,221
Other expenses	5,650	46,634

Total expenses	214,026	7,419,380
Expenses waived/reimbursed	(5,926)	(176,113)

Net expenses	208,100	7,243,267

NET INVESTMENT INCOME (LOSS)	69,215	(2,060,450)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, DERIVATIVES AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	819,643	6,162,818
Swap agreements	—	39,841
Foreign currency transactions	—	(156,926)

Net realized gain	819,643	6,045,733

Net change in unrealized appreciation (depreciation) on:
Investments	299,824	14,185,532
Securities sold short	—	(11,085,594)
Swap agreements	—	1,968,326
Foreign currency transactions	—	1,006,629

Net change in unrealized appreciation (depreciation)	299,824	6,074,893

Net realized and unrealized gain (loss) on investments, derivatives and foreign currency	1,119,467	12,120,626

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,188,682	$10,060,176

See accompanying notes to financial statements.	CRM Funds
31

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
NET ASSETS - BEGINNING OF PERIOD	$325,349,323	$360,541,278

OPERATIONS
Net investment income	808,049	1,104,139
Net realized gain from investments	7,152,512	23,026,654
Net change in unrealized appreciation (depreciation) on investments	13,784,361	(25,476,828)

Net increase (decrease) in net assets resulting from operations	21,744,922	(1,346,035)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(3,814,720)	(6,544,754)
Institutional Shares	(16,284,198)	(22,730,701)

Total distributions to shareholders	(20,098,918)	(29,275,455)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	499,668	2,770,253
Sale of shares - Institutional Shares	13,462,828	25,047,531
Reinvestment of distributions - Investor Shares	3,730,997	6,100,795
Reinvestment of distributions - Institutional Shares	14,870,115	20,367,913
Redemption of shares - Investor Shares	(8,048,354)	(19,349,078)
Redemption of shares - Institutional Shares	(25,981,560)	(39,507,879)

Net decrease from capital share transactions	(1,466,306)	(4,570,465)

Total increase (decrease) in net assets	179,698	(35,191,955)

NET ASSETS - END OF PERIOD	$325,529,021	$325,349,323

See accompanying notes to financial statements.	CRM Funds
32

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
NET ASSETS - BEGINNING OF PERIOD	$278,418,803	$290,544,042

OPERATIONS
Net investment income	1,136,935	1,142,741
Net realized gain from investments	6,762,337	16,579,267
Net change in unrealized appreciation (depreciation) on investments	8,814,548	(12,444,233)

Net increase in net assets resulting from operations	16,713,820	5,277,775

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(584,788)	(3,678,402)
Institutional Shares	(7,212,793)	(36,045,503)

Total distributions to shareholders	(7,797,581)	(39,723,905)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	458,775	6,192,379
Sale of shares - Institutional Shares	45,308,897	43,611,667
Reinvestment of distributions - Investor Shares	573,767	3,628,013
Reinvestment of distributions - Institutional Shares	7,193,058	35,954,931
Redemption of shares - Investor Shares	(4,186,520)	(10,921,444)
Redemption of shares - Institutional Shares	(49,617,928)	(56,144,655)

Net increase (decrease) from capital share transactions	(269,951)	22,320,891

Total increase (decrease) in net assets	8,646,288	(12,125,239)

NET ASSETS - END OF PERIOD	$287,065,091	$278,418,803

See accompanying notes to financial statements.	CRM Funds
33

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
NET ASSETS - BEGINNING OF PERIOD	$463,865,471	$555,351,644

OPERATIONS
Net investment income	2,114,029	2,531,752
Net realized gain from investments	5,312,122	24,425,658
Net change in unrealized appreciation (depreciation) on investments	9,763,845	(14,410,303)

Net increase in net assets resulting from operations	17,189,996	12,547,107

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(5,947,237)	(20,364,661)
Institutional Shares	(7,186,280)	(24,831,416)

Total distributions to shareholders	(13,133,517)	(45,196,077)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	8,452,518	47,316,519
Sale of shares - Institutional Shares	17,354,086	77,994,529
Reinvestment of distributions - Investor Shares	5,866,784	20,139,568
Reinvestment of distributions - Institutional Shares	6,739,194	22,884,192
Redemption of shares - Investor Shares	(30,286,463)	(75,540,219)
Redemption of shares - Institutional Shares	(24,727,541)	(151,631,792)

Net decrease from capital share transactions	(16,601,422)	(58,837,203)

Total decrease in net assets	(12,544,943)	(91,486,173)

NET ASSETS - END OF PERIOD	$451,320,528	$463,865,471

See accompanying notes to financial statements.	CRM Funds
34

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
NET ASSETS - BEGINNING OF PERIOD	$36,071,933	$18,775,551

OPERATIONS
Net investment income	69,215	52,826
Net realized gain from investments	819,643	1,329,262
Net change in unrealized appreciation (depreciation) on investments	299,824	(1,512,849)

Net increase (decrease) in net assets resulting from operations	1,188,682	(130,761)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Shares	(464,061)	(828,727)
Institutional Shares	(1,262,828)	(2,303,511)

Total distributions to shareholders	(1,726,889)	(3,132,238)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	90,499	297,074
Sale of shares - Institutional Shares	297,925	2,294,167
Shares issued in Reorganization - Investor Shares(a)	—	4,825,869
Shares issued in Reorganization - Institutional Shares(a)	—	14,019,018
Reinvestment of distributions - Investor Shares	423,885	756,132
Reinvestment of distributions - Institutional Shares	1,226,157	1,891,414
Redemption of shares - Investor Shares	(1,617,462)	(431,939)
Redemption of shares - Institutional Shares	(6,700,741)	(3,092,354)

Net increase (decrease) from capital share transactions	(6,279,737)	20,559,381

Total increase (decrease) in net assets	(6,817,944)	17,296,382

NET ASSETS - END OF PERIOD	$29,253,989	$36,071,933

(a) Please see Note 8 in the Notes to Financial Statements for more information.

See accompanying notes to financial statements.	CRM Funds
35

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Long/Short Opportunities Fund
	Six Months Ended December 31, 2019 (Unaudited)	Year Ended June 30, 2019
NET ASSETS - BEGINNING OF PERIOD	$482,050,409	$709,302,849

OPERATIONS
Net investment loss	(2,060,450)	(5,338,393)
Net realized gain (loss) from investments and foreign currency	6,045,733	(27,819,585)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	6,074,893	18,977,002

Net increase (decrease) in net assets resulting from operations	10,060,176	(14,180,976)

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares	—	(8,320,236)

Total distributions to shareholders	—	(8,320,236)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Institutional Shares	27,523,728	129,663,555
Reinvestment of distributions - Institutional Shares	—	8,297,208
Redemption of shares - Institutional Shares	(37,500,099)	(342,711,991)

Net decrease from capital share transactions	(9,976,371)	(204,751,228)

Total increase (decrease) in net assets	83,805	(227,252,440)

NET ASSETS - END OF PERIOD	$482,134,214	$482,050,409

See accompanying notes to financial statements.	CRM Funds
36

CRM FUNDS

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2019 (Unaudited)[1]
		For the Years Ended June 30,
		2019	2018	2017	2016	2015
Net Asset Value — Beginning of Period	$15.34	$17.15	$18.06	$15.86	$19.98	$23.54

Investment operations:
Net investment income (loss)[2]	0.02	0.02	0.09 [3]	(0.01)	0.08	— [4]
Net realized and unrealized gain (loss) on investments	1.00	(0.22)	1.87	3.54	(0.66)	1.32

Total from investment operations	1.02	(0.20)	1.96	3.53	(0.58)	1.32

Distributions to shareholders:
From net investment income	(0.03)	(0.04)	(0.09)	(0.08)	(0.03)	(0.07)
From net realized gains on investments	(1.06)	(1.57)	(2.78)	(1.25)	(3.51)	(4.81)

Total distributions to shareholders	(1.09)	(1.61)	(2.87)	(1.33)	(3.54)	(4.88)

Net Asset Value — End of Period	$15.27	$15.34	$17.15	$18.06	$15.86	$19.98

Total Return	6.79%	(0.17)%	11.17%	22.28%	(2.13)%	7.14%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.15%	1.15%	1.13%	1.15%	1.12%	1.09%
Net investment income (loss)	0.30%	0.12%	0.52%[3]	(0.07)%	0.50%	0.02%
Portfolio turnover rate	26%	48%	49%	91%	68%	83%
Net Assets at the end of period (000’s omitted)	$54,834	$58,787	$76,779	$72,472	$61,529	$74,037

[1]	For the six months ended December 31, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been (0.22)%.

[4]	Amount represents less than $0.005.

See accompanying notes to financial statements.	CRM Funds
37

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2019

		For the Years Ended June 30,
	(Unaudited)[1]	2019	2018	2017	2016	2015
Net Asset Value — Beginning of Period	$17.96	$19.77	$20.41	$17.78	$21.94	$25.37

Investment operations:
Net investment income[2]	0.05	0.07	0.16 [3]	0.03	0.13	0.05
Net realized and unrealized gain (loss) on investments	1.17	(0.23)	2.11	3.97	(0.70)	1.45

Total from investment operations	1.22	(0.16)	2.27	4.00	(0.57)	1.50

Distributions to shareholders:
From net investment income	(0.07)	(0.08)	(0.13)	(0.12)	(0.08)	(0.12)
From net realized gains on investments	(1.06)	(1.57)	(2.78)	(1.25)	(3.51)	(4.81)

Total distributions to shareholders	(1.13)	(1.65)	(2.91)	(1.37)	(3.59)	(4.93)

Net Asset Value — End of Period	$18.05	$17.96	$19.77	$20.41	$17.78	$21.94

Total Return	6.92%	0.11%	11.44%	22.51%	(1.89)%	7.39%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.91%	0.91%	0.89%	0.91%	0.89%	0.86%
Net investment income	0.54%	0.38%	0.77%[3]	0.19%	0.70%	0.22%
Portfolio turnover rate	26%	48%	49%	91%	68%	83%
Net Assets at the end of period (000’s omitted)	$270,695	$266,562	$283,762	$348,689	$376,688	$445,322

[1]	For the six months ended December 31, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.15 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.01%.

See accompanying notes to financial statements.	CRM Funds
38

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2019 (Unaudited)[1]

		For the Years Ended June 30,
		2019	2018	2017	2016	2015
Net Asset Value — Beginning of Period	$11.36	$13.09	$14.54	$12.81	$15.41	$18.66

Investment operations:
Net investment income (loss)[2]	0.03	0.03	(0.01)	(0.01)	0.23 [3]	0.07
Net realized and unrealized gain (loss) on investments	0.72	(0.01)	2.15	2.04	(1.36)	0.26

Total from investment operations	0.75	0.02	2.14	2.03	(1.13)	0.33

Distributions to shareholders:
From net investment income	(0.03)	—	—	(0.30)	—	(0.10)
From net realized gains on investments	(0.29)	(1.75)	(3.59)	—	(1.47)	(3.48)

Total distributions to shareholders	(0.32)	(1.75)	(3.59)	(0.30)	(1.47)	(3.58)

Net Asset Value — End of Period	$11.79	$11.36	$13.09	$14.54	$12.81	$15.41

Total Return	6.64%	1.91%	16.75%	15.87%	(6.91)%	3.16%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.16%	1.15%	1.13%	1.14%	1.12%	1.08%
Net investment income (loss)	0.61%	0.21%	(0.05)%	(0.05)%	1.75%[3]	0.39%
Portfolio turnover rate	29%	45%	48%	76%	72%	82%
Net Assets at the end of period (000’s omitted)	$22,068	$24,455	$29,116	$36,626	$53,393	$75,621

[1]	For the six months ended December 31, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

See accompanying notes to financial statements.	CRM Funds
39

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2019 (Unaudited)[1]

		For the Years Ended June 30,
		2019	2018	2017	2016	2015
Net Asset Value — Beginning of Period	$11.70	$13.43	$14.80	$13.03	$15.62	$18.93

Investment operations:
Net investment income[2]	0.05	0.05	0.02	0.02	0.25 [3]	0.13
Net realized and unrealized gain (loss) on investments	0.73	— [4]	2.20	2.08	(1.37)	0.24

Total from investment operations	0.78	0.05	2.22	2.10	(1.12)	0.37

Distributions to shareholders:
From net investment income	(0.05)	(0.03)	—	(0.33)	—	(0.20)
From net realized gains on investments	(0.29)	(1.75)	(3.59)	—	(1.47)	(3.48)

Total distributions to shareholders	(0.34)	(1.78)	(3.59)	(0.33)	(1.47)	(3.68)

Net Asset Value — End of Period	$12.14	$11.70	$13.43	$14.80	$13.03	$15.62

Total Return	6.77%	2.13%	17.03%	16.19%	(6.74)%	3.41%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.94%	0.94%	0.91%	0.93%	0.90%	0.87%
Net investment income	0.83%	0.42%	0.16%	0.13%	1.90%[3]	0.80%
Portfolio turnover rate	29%	45%	48%	76%	72%	82%
Net Assets at the end of period (000’s omitted)	$264,997	$253,964	$261,428	$454,332	$552,340	$819,957

[1]	For the six months ended December 31, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.19 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.46%.

[4]	Amount represents less than $0.005.

See accompanying notes to financial statements.	CRM Funds
40

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2019 (Unaudited)[1]

		For the Years Ended June 30,
		2019	2018	2017	2016	2015
Net Asset Value — Beginning of Period	$21.22	$22.58	$23.18	$20.80	$28.93	$35.61

Investment operations:
Net investment income[2]	0.09	0.08	0.14 [3]	0.13	0.25 [4]	0.15
Net realized and unrealized gain (loss) on investments	0.74	0.41	3.57	3.12	(0.51)	1.31

Total from investment operations	0.83	0.49	3.71	3.25	(0.26)	1.46

Distributions to shareholders:
From net investment income	(0.09)	(0.04)	(0.29)	— [5]	(0.30)	(0.19)
From net realized gains on investments	(0.54)	(1.81)	(4.02)	(0.87)	(7.57)	(7.95)

Total distributions to shareholders	(0.63)	(1.85)	(4.31)	(0.87)	(7.87)	(8.14)

Net Asset Value — End of Period	$21.42	$21.22	$22.58	$23.18	$20.80	$28.93

Total Return	3.97%	3.39%	17.80%	15.93%	1.43%	5.73%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.15%	1.14%	1.11%	1.15%	1.13%	1.05%
Net investment income	0.83%	0.37%	0.62%[3]	0.58%	1.11%[4]	0.49%
Portfolio turnover rate	18%	40%	58%	74%	76%	105%
Net Assets at the end of period (000’s omitted)	$205,845	$220,014	$243,062	$229,541	$357,232	$461,579

[1]	For the six months ended December 31, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.04%.

[4]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.20 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.21%.

[5]	Amount represents less than $0.005.

See accompanying notes to financial statements.	CRM Funds
41

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2019 (Unaudited)[1]

		For the Years Ended June 30,
		2019	2018	2017	2016	2015
Net Asset Value — Beginning of Period	$22.16	$23.49	$23.96	$21.46	$29.60	$36.27

Investment operations:
Net investment income[2]	0.11	0.13	0.19 [3]	0.15	0.39 [4]	0.22
Net realized and unrealized gain (loss) on investments	0.77	0.43	3.71	3.26	(0.60)	1.33

Total from investment operations	0.88	0.56	3.90	3.41	(0.21)	1.55

Distributions to shareholders:
From net investment income	(0.13)	(0.08)	(0.35)	(0.04)	(0.36)	(0.27)
From net realized gains on investments	(0.54)	(1.81)	(4.02)	(0.87)	(7.57)	(7.95)

Total distributions to shareholders	(0.67)	(1.89)	(4.37)	(0.91)	(7.93)	(8.22)

Net Asset Value — End of Period	$22.37	$22.16	$23.49	$23.96	$21.46	$29.60

Total Return	4.06%	3.61%	18.04%	16.19%	1.61%	5.91%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.95%	0.94%	0.91%	0.94%	0.95%	0.85%
Net investment income	1.03%	0.58%	0.82%[3]	0.63%	1.60%[4]	0.70%
Portfolio turnover rate	18%	40%	58%	74%	76%	105%
Net Assets at the end of period (000’s omitted)	$245,476	$243,851	$312,290	$289,145	$237,351	$736,171

[1]	For the six months ended December 31, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

[3]

For the year ended June 30, 2018, net investment income per share reflects special dividends which amounted to $0.13 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.24%.

[4]

For the year ended June 30, 2016, net investment income per share reflects special dividends which amounted to $0.28 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.43%.

See accompanying notes to financial statements.	CRM Funds
42

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	For the Six Months Ended December 31, 2019 (Unaudited)[1]

		For the Years Ended June 30,
		2019	2018	2017	2016	2015
Net Asset Value — Beginning of Period	$6.99	$8.81	$9.28	$8.32	$10.72	$12.99

Investment operations:
Net investment income (loss)[2]	0.01	0.01	(0.01)	0.03	0.06	(0.01)
Net realized and unrealized gain (loss) on investments	0.29	(0.26)	1.00	1.32	(0.08)	0.51

Total from investment operations	0.30	(0.25)	0.99	1.35	(0.02)	0.50

Distributions to shareholders:
From net investment income	(0.01)	—	—	(0.03)	(0.07)	(0.02)
From net realized gains on investments	(0.41)	(1.57)	(1.46)	(0.36)	(2.31)	(2.75)

Total distributions to shareholders	(0.42)	(1.57)	(1.46)	(0.39)	(2.38)	(2.77)

Net Asset Value — End of Period	$6.87	$6.99	$8.81	$9.28	$8.32	$10.72

Total Return	4.44%	(0.72)%	11.20%	16.66%	0.87%	5.48%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.45%	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	1.49%	2.20%	1.93%	1.95%	1.76%	1.59%
Net investment income (loss), including waiver/reimbursement	0.24%	0.12%	(0.07)%	0.36%	0.72%	(0.08)%
Portfolio turnover rate	24%	112%	72%	91%	91%	97%
Net Assets at the end of period (000’s omitted)	$8,003	$9,256	$4,694	$8,735	$19,708	$23,367

[1]	For the six months ended December 31, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

See accompanying notes to financial statements.	CRM Funds
43

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	For the Six Months Ended December 31, 2019 (Unaudited)[1]
		For the Years Ended June 30,
		2019	2018	2017	2016	2015
Net Asset Value — Beginning of Period	$7.16	$8.98	$9.40	$8.44	$10.84	$13.10

Investment operations:
Net investment income[2]	0.02	0.03	0.01	0.05	0.10	0.02
Net realized and unrealized gain (loss) on investments	0.30	(0.27)	1.03	1.33	(0.10)	0.53

Total from investment operations	0.32	(0.24)	1.04	1.38	—	0.55

Distributions to shareholders:
From net investment income	(0.03)	(0.01)	—	(0.06)	(0.09)	(0.06)
From net realized gains on investments	(0.41)	(1.57)	(1.46)	(0.36)	(2.31)	(2.75)

Total distributions to shareholders	(0.44)	(1.58)	(1.46)	(0.42)	(2.40)	(2.81)

Net Asset Value — End of Period	$7.04	$7.16	$8.98	$9.40	$8.44	$10.84

Total Return	4.54%	(0.51)%	11.63%	16.71%	1.21%	5.82%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.20%	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	1.24%	1.96%	1.68%	1.73%	1.51%	1.35%
Net investment income, including waiver/reimbursement	0.48%	0.36%	0.18%	0.53%	1.10%	0.17%
Portfolio turnover rate	24%	112%	72%	91%	91%	97%
Net Assets at the end of period (000’s omitted)	$21,251	$26,816	$14,082	$13,675	$3,620	$6,316

[1]	For the six months ended December 31, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Calculated using the average shares outstanding method.

See accompanying notes to financial statements.	CRM Funds
44

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Long/Short Opportunities Fund — Institutional Shares
	For the Six Months Ended December 31, 2019 (Unaudited)[1]			For the Period August 16, 2016 through June 30, 2017[2]
		For the Years Ended June 30,
		2019	2018
Net Asset Value — Beginning of Period	$10.27	$10.68	$10.25	$10.00

Investment operations:
Net investment loss[3]	(0.04)	(0.11)	(0.10)	(0.08)
Net realized and unrealized gain (loss) on investments, derivatives and foreign currency	0.26	(0.14)	0.55	0.33

Total from investment operations	0.22	(0.25)	0.45	0.25

Distributions to shareholders:
From net realized gains on investments	—	(0.16)	(0.02)	—

Total distributions to shareholders	—	(0.16)	(0.02)	—

Net Asset Value — End of Period	$10.49	$10.27	$10.68	$10.25

Total Return	2.14%	(2.18)%	4.44%	2.50%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement[4]	3.01%	3.03%	2.80%	2.44%
Expenses, excluding waiver/reimbursement	3.08%	3.10%	2.85%	2.59%
Net investment loss, including waiver/reimbursement	(0.86)%	(1.03)%	(0.94)%	(0.93)%
Portfolio turnover rate	52%	195%	251%	319%
Net Assets at the end of period (000’s omitted)	$482,134	$482,050	$709,303	$448,108

[1]	For the six months ended December 31, 2019. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[2]	Inception date was August 16, 2016. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

[3]	Calculated using the average shares outstanding method.

[4]

Expense ratio includes the impact of dividend expense and net interest expense (when applicable), on securities sold short. Excluding such expenses, the ratio of expenses to average net assets would have been 1.60% for all periods.

See accompanying notes to financial statements.	CRM Funds
45

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited)

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM All Cap Value Fund (“All Cap Value Fund”) and CRM Long/Short Opportunities Fund (“Long/Short Opportunities Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). The Trust consists of five funds. A shareholder of one series is not deemed to be a shareholder of any other series. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, and All Cap Value Fund: Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Investor Shares are available to all investors and are subject to a shareholder servicing fee. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined.

Long/Short Opportunities Fund: The Fund offers Institutional Shares. Shares are generally available for purchase and sale by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Initial investments in the Fund are subject to a $10,000,000 minimum per registered investment adviser or qualified financial intermediary.

2.

Significant Accounting Policies. The Funds’ financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Funds are investment companies and follow the accounting and reporting requirements for investment companies under Financial Accounting Standards Board (“FASB”), Accounting Standards Codification Topic 946. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market.

CRM Funds
46

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited) (Continued)

Short-term investments with remaining maturities of less than 61 days are valued at amortized cost, provided such amount approximates fair value. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations provided by a third party pricing service. Option contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). In addition, the Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

•	Level 1 — quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As investments whose values are classified as Level 2 prices may include positions that are not

CRM Funds
47

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited) (Continued)

traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for comparable companies or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Funds’ policy is to recognize transfers among levels as of the beginning of the reporting period. A summary of the inputs used to value the Funds’ investments as of December 31, 2019 is included with each Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

CRM Funds
48

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited) (Continued)

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the six months ended December 31, 2019, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income and expense are recorded on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of the distributions by the issuer or management estimate. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

The Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities, as applicable. The Funds held no such securities during the six months ended December 31, 2019 in the Funds.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund (except Long/Short Opportunities Fund) may, through its custodian, receive delivery of the underlying securities used to collateralize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

CRM Funds
49

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited) (Continued)

At December 31, 2019, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received[1]	Cash Collateral Received	Net Amount[2]
Small Cap Value Fund
BNP Paribas	$228,122	$228,122	$—	$—
Citigroup Global Markets, Inc.	1,084,497	1,084,497	—	—
Deutsche Bank Securities, Inc.	1,084,497	1,084,497	—	—
JP Morgan Securities LLC	1,084,497	1,084,497	—	—
Nomura Securities International, Inc.	1,084,497	1,084,497	—	—
	$ 4,566,110	$ 4,566,110	$—	$—
Small/Mid Cap Value Fund
Citigroup Global Markets, Inc.	$1,680,557	$1,680,557	$—	$—
Daiwa Capital Markets America	1,266,092	1,266,092	—	—
JP Morgan Securities LLC	1,680,557	1,680,557	—	—
Nomura Securities International, Inc.	1,680,557	1,680,557	—	—
	$ 6,307,763	$ 6,307,763	$—	$—
Mid Cap Value Fund
Citigroup Global Markets, Inc.	$ 3,314,806	$3,314,806	$—	$—
HSBC Securities USA, Inc.	1,440,056	1,440,056	—	—
JP Morgan Securities LLC	3,314,806	3,314,806	—	—
Nomura Securities International, Inc.	3,314,806	3,314,806	—	—
	$11,384,474	$11,384,474	$—	$—

All Cap Value Fund
Citigroup Global Markets, Inc.	$ 486,555	$ 486,555	$—	$—

[1]

The value of collateral shown in the table does not reflect value that exceeds the value of the repurchase agreement. Collateral with a value of $4,657,433, $6,433,918, $11,612,163 and $496,286, respectively, has been received in connection with open repurchase agreements.

[2]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CRM Funds
50

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NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited) (Continued)

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, and Mid Cap Value Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to All Cap Value Fund, CRM receives 0.70% of the Fund’s average daily net assets.

CRM has contractually agreed to waive a portion of its fees and assume certain expenses of the Funds to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) do not exceed the percentage of average daily net assets as follows:

	Investor Shares	Institutional Shares
Small Cap Value Fund	1.50%	1.25%
Small/Mid Cap Value Fund	1.50%	1.25%
Mid Cap Value Fund	1.50%	1.25%
All Cap Value Fund	1.45%	1.20%

For its advisory services to Long/Short Opportunities Fund, CRM receives 1.50% of the Fund’s average daily net assets. CRM has contractually agreed to waive a portion of its fees and assume certain expenses of Long/Short Opportunities Fund to the extent that total annual fund operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, interest, dividend and interest expenses related to short sales, and acquired fund fees and expenses) do not exceed the percentage of average daily net assets as follows:

Institutional Shares
Long/Short Opportunities Fund	1.60%

The expense limitations are in effect until November 1, 2020. Prior to these dates, the arrangement may be terminated for a class of a Fund only by the vote of the Board of Trustees of the Fund.

CRM provides compliance services to the Trust. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Trust reimburses CRM for the portion of his salary allocated to his duties as the CCO of the Trust at a rate of $75,000 per year which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets.

Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation from the Trust at an annual rate of $75,000 which is allocated on a pro-rata basis amongst the series of the Trust based on relative net assets. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds in the series of the Trust until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred

CRM Funds
51

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NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited) (Continued)

their compensation earned for the six months ended December 31, 2019. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or the earlier of when his or her successor is elected or qualified, the officer dies, resigns, is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

4.

Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the six months ended December 31, 2019, were as follows:

	Purchases	Sales	Short Sales	Purchases to Cover Shorts
Small Cap Value Fund	$80,464,078	$99,884,519	$—	$—
Small/Mid Cap Value Fund	78,242,170	93,257,877	—	—
Mid Cap Value Fund	80,041,468	111,279,374	—	—
All Cap Value Fund	7,700,292	15,384,699	—	—
Long/Short Opportunities Fund	354,343,317	428,190,536	177,654,450	236,655,423

5.

Securities Lending Agreement. Each Fund (except Long/Short Opportunities Fund) may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% of the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover

CRM Funds
52

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NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited) (Continued)

the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

At December 31, 2019, the following Funds had securities on loan:

	Market Value	Cash Collateral
Small Cap Value Fund	$4,408,023	$4,566,110
Small/Mid Cap Value Fund	6,909,743	7,075,763
Mid Cap Value Fund	13,477,107	13,874,474
All Cap Value Fund	474,067	486,555

6.

Short Sale Transactions. In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends declared on the security sold short, which is shown as dividend expense in the Statements of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash that has been pledged to secure the Fund’s obligation to cover the short positions is reported separately on the Statements of Assets and Liabilities. The Fund may receive from or pay to the broker the net of the following amounts: (i) income on cash collateral held at the broker and (ii) a financing charge to the extent the cash collateral is less than the margin requirement. The net amounts of income or fees are included as interest income or expense, as applicable, on securities sold short in the Statements of Operations.

During the six months ended December 31, 2019, Long/Short Opportunities Fund participated in short sale transactions. Non-cash collateral pledged by the Fund is noted in the Schedule of Investments in the amount of $87,811,229.

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53

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NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited) (Continued)

7.	Capital Share Transactions. Transactions in shares of capital stock for the six months ended December 31, 2019 and the year ended June 30, 2019 were as follows:

	For the Six Months Ended December 31, 2019		For the Year Ended June 30, 2019

	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Small Cap Value Fund
Sold	32,164	748,885	174,747	1,418,935
Issued on reinvestment of distributions	248,237	837,281	442,086	1,261,952
Redeemed	(521,595)	(1,430,544)	(1,261,695)	(2,186,184)

Net increase (decrease)	(241,194)	155,622	(644,862)	494,703

Small/Mid Cap Value Fund
Sold	40,326	3,818,823	488,663	3,489,044
Issued on reinvestment of distributions	49,849	607,009	361,716	3,484,005
Redeemed	(370,583)	(4,296,057)	(922,343)	(4,735,066)

Net increase (decrease)	(280,408)	129,775	(71,964)	2,237,983

Mid Cap Value Fund
Sold	400,267	785,975	2,187,166	3,592,506
Issued on reinvestment of distributions	279,904	307,866	1,089,214	1,186,324
Redeemed	(1,436,969)	(1,125,091)	(3,674,361)	(7,069,079)

Net decrease	(756,798)	(31,250)	(397,981)	(2,290,249)

All Cap Value Fund
Sold	13,113	42,432	34,225	332,606
Shares issued in Reorganization (See Note 8)	—	—	691,766	1,961,994
Issued on reinvestment of distributions	62,984	177,704	120,981	295,996
Redeemed	(235,215)	(947,738)	(54,867)	(411,919)

Net increase (decrease)	(159,118)	(727,602)	792,105	2,178,677

Long/Short Opportunities Fund
Sold		2,680,580		12,667,666
Issued on reinvestment of distributions		—		878,019
Redeemed		(3,646,013)		(32,999,308)

Net decrease		(965,433)		(19,453,623)

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NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited) (Continued)

8.

Fund Reorganization. At a special meeting held on June 20, 2019, shareholders of CRM Large Cap Opportunity Fund (the “Acquired Fund”), a former series of the Trust, approved an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets of the Acquired Fund, in exchange for (A) shares of All Cap Value Fund (the “Acquiring Fund”), to be distributed to shareholders of the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and (ii) the subsequent liquidation and dissolution of the Acquired Fund (the “Reorganization”). The Reorganization was consummated through tax-free exchange of shares as of the close of business on June 21, 2019. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at net asset value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The cost and market value of the investments of the Acquired Fund as of the close of business on June 21, 2019 were $14,612,957 and $18,906,565, respectively.

The share transactions associated with the Reorganization are as follows:

	Acquired Fund Net Assets	Acquired Fund Shares Outstanding	Shares Converted to Acquiring Fund	Acquiring Fund Net Assets	Conversion Ratio
Investor Shares	$ 4,825,869	577,509	691,766	$ 4,418,342	1.1978
Institutional Shares	14,019,018	1,674,135	1,961,994	12,751,501	1.1719

The net assets of the Acquiring Fund before the Reorganization were $17,169,843. The net assets of the Acquiring Fund immediately following the Reorganization were $36,014,730.

Assuming the Reorganization had been completed on July 1, 2018, the Acquiring Fund’s pro forma results of operations for the year ended June 30, 2019 (unaudited), would have been as follows:

Net investment income (loss)	$ 923,947
Net realized gain (loss) on investments	4,844,258
Net change in unrealized appreciation (depreciation)	(6,566,971)
Net increase (decrease) in net assets resulting from operations	$ (798,766)

9.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by the Funds as of December 31, 2019 were as follows:

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CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited) (Continued)

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation on Investments
Small Cap Value Fund	$268,597,792	$ 67,210,298	$ (5,085,249)	$ 62,125,049
Small/Mid Cap Value Fund	222,520,229	71,191,362	(9,194,378)	61,996,984
Mid Cap Value Fund	363,675,780	116,454,823	(14,463,251)	101,991,572
All Cap Value Fund	25,432,458	5,710,893	(1,244,215)	4,466,678
Long/Short Opportunities Fund	182,522,794	79,898,263	(20,379,037)	59,519,226

10.

Derivative Financial Instruments. Each Fund may, but is not required to, invest in derivative contracts, such as swaps and options on securities and securities indices, for a variety of purposes, including: in an attempt to hedge against adverse changes in the market price of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities, including short sales; to attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative; to manage portfolio characteristics; and as a cash flow management technique. Using swaps, options and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund.

Options. A Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including credit risk, equity risk, foreign currency exchange rate risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes an option, such option is covered by cash in an amount sufficient to cover the obligation. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

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CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited) (Continued)

As of December 31, 2019, the Funds did not hold any option contracts.

Forward Foreign Currency Exchange Contracts. A Fund enters into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

As of December 31, 2019, the Funds did not hold any forward foreign currency exchange contracts.

Swaps. A Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated

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NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited) (Continued)

with these transactions.

Collateral Requirements. For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDAMA”), the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA MA, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Assets and Liabilities as of December 31, 2019:

Location on the Statement of Assets and Liabilities

Derivative Type	Asset Derivatives

Equity Contracts	Unrealized appreciation on swap agreements

Liability Derivative Value

	Total Value	Currency Contracts	Equity Contracts
Swap Agreements	$1,968,326	$—	$1,968,326

The following is a summary of the location of derivatives on Long/Short Opportunities Fund’s Statement of Operations for the six months ended December 31, 2019:

Location on the Statements of Operations

Derivative Type	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Equity Contracts	Net realized gain (loss) from: Swap agreements	Net change in unrealized appreciation (depreciation) on: Swap agreements

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CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited) (Continued)

	Net Realized Gain (Loss)

	Total Value	Currency Contracts	Equity Contracts
Swap Agreements	$39,841	$—	$39,841

	Net Change in Unrealized Appreciation (Depreciation)

	Total Value	Currency Contracts	Equity Contracts
Swap Agreements	$1,968,326	$—	$1,968,326

The table below summarizes the average balance of derivative holdings by Long/Short Opportunities Fund during the six months ended December 31, 2019. The average balance of derivatives held is indicative of the trading volume of the Long/Short Opportunities Fund.

Short Derivative Volume

Forward Foreign Currency Exchange Contracts	Written Option Contracts	Swap Contracts (Notional Amount)
$—	$—	$13,450,109

In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an ISDA MA or similar agreement with its counterparties. An ISDA MA is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA MA, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA MA typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, notwithstanding what contractual rights may be included in an ISDA MA, such laws may prohibit the Fund from setting off amounts owed to a defaulting counterparty under an ISDA MA against amounts owed to the Fund by affiliates of the defaulting counterparty. The insolvency regimes of many jurisdictions do, however, generally permit set-off of simultaneous payables and receivables under certain types of financial contracts between the same legal entity upon a default of the entity, regardless of the existence of a contractual set-off right in those contracts. In addition, certain ISDA MA allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA MA, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Offsetting of Financial and Derivative Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

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CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited) (Continued)

The following table presents derivative assets and liabilities net of amounts available for offset under an ISDA MA or similar agreement and, as applicable, the related collateral and potential loss exposure to Long/Short Opportunities Fund as of December 31, 2019:

	Assets	Liabilities
Derivative Financial Instruments:
Swap Agreements	$1,968,326	$—
Total derivative assets and liabilities in the Statements of
Assets and Liabilities	1,968,326	—
Derivatives not subject to an ISDA MA or similar agreement	—	—

Total assets and liabilities subject to an ISDA MA	$1,968,326	$—

At December 31, 2019, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral received by the Long/Short Opportunities Fund are as follows:

	Derivative Assets	Derivative Liabilities	Value of	Collateral
	Subject to an	Subject to an	Derivatives Subject	(Received)/	Net
Counterparty	ISDA MA	ISDA MA	to an ISDA MA	Pledged	Exposure[1]
Morgan Stanley	$1,968,326	$—	$1,968,326	$(1,958,282)	$10,044

[1]	Net exposure represents the receivable (payable) that would be due to (from) the counterparty in an event of default.

11.

Risks. In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by a Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political or/and social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

In addition to the risks discussed above, Long/Short Opportunities Fund may also be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that CRM believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately its value recorded in the Statements of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

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CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited) (Continued)

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, a Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. A Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option. With exchange-traded options purchased and centrally cleared swaps, there is less counterparty credit risk to a Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

12.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

13.

Temporary Borrowing. Each Fund (except Long/Short Opportunities Fund) participates in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions by shareholders. This line of credit agreement is with the Bank of New York Mellon. Each participating Fund is charged an annual commitment fee, which is allocated across the Funds on the basis of each Fund’s allocation of the entire facility. Each Fund may borrow up to one third of its net assets under the agreement (subject to a maximum of $25 million), except that if a Fund has net assets of less than $100 million, such Fund may borrow up to a maximum of 20% of its net assets. The Funds are charged an annual commitment fee of 0.21%, plus an upfront fee of 0.03%, which is allocated proportionately to each Fund’s borrowing capabilities. For a Fund that utilizes the revolving line of credit, interest will be charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. The termination date of the credit facility is October 2, 2020. The Funds had no amounts outstanding as of December 31, 2019 or at any time during the six months ended December 31, 2019.

14.

Recent Regulatory Updates. In August 2018, the FASB issued an Accounting Standards Update (“ASU”), an ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective

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CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — December 31, 2019 (Unaudited) (Concluded)

for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

15.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

In January 2020, there were net redemptions of approximately $416 million in Long/Short Opportunities Fund.

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62

CRM FUNDS

SHAREHOLDER MEETING RESULTS FOR CRM FUNDS

At a special meeting held on September 11, 2019, and adjourned to October 15, 2019 for CRM Mid Cap Value Fund with respect to Proposal 1, shareholders of the Funds were asked to consider the proposals described below. A report of the total votes cast by each Fund’s shareholders with respect to Proposal 1, and by shareholders of CRM Mutual Fund Trust (the “Trust”) with respect to Proposal 2, follows:

Proposal 1 – To approve a New Investment Advisory Agreement with CRM	For	Against	Abstain	Broker Non-Votes
CRM Small Cap Value Fund	9,036,269	30,118	10,897	521,018
CRM Small/Mid Cap Value Fund	16,051,555	45,781	60,594	1,470,442
CRM Mid Cap Value Fund	8,243,371	111,351	464,017	1,796,697
CRM All Cap Value Fund	3,234,810	—	12,751	264,381
CRM Long/Short Opportunities Fund	45,319,632	5,001	21,280	220,032

2 – Election of Trustee*	For	Withhold
Ronald H. McGlynn	86,022,912	897,084

* Proposal 2 was voted on and approved by all series of the Trust. Results reported above reflect the combined vote of all series of the Trust.

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CRM FUNDS

OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

For periods prior to the quarter ending March 31, 2019, the Trust has filed a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Qs are available on the SEC’s website at http://www.sec.gov. Effective March 31, 2019, the Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Form N-PORT is available of the SEC’s website at http://www.sec.gov.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Fund includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in the CRM Funds (the “Fund”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Fund. The words “you” and “your” refers to investors and prospective investors in the Fund who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

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CRM FUNDS

OTHER INFORMATION (Unaudited) (Concluded)

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH CRM

CRM serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement between the Trust and CRM with respect to the Funds. CRM is 100% owned by CRM 2019, LLC, an employee owned entity. Prior to September 30, 2019, M&T Bank Corporation (“M&T Bank”) held an 89.60% interest in CRM through an indirect wholly-owned subsidiary. CRM 2019, LLC purchased M&T Bank’s ownership interest in CRM on September 30, 2019 (the “Transaction”). Under the Investment Company Act of 1940, as amended (the “1940 Act”)), the Funds’ investment advisory agreement with CRM (the “Prior Investment Advisory Agreement”) terminated automatically upon the consummation of the Transaction.

In order for CRM to continue to manage the Fund after the consummation of the Transaction, the Trustees and shareholders of the Fund were required to approve a new investment advisory agreement for the Fund (the “New Investment Advisory Agreement”). As discussed below, the Board of Trustees of the Fund approved the New Investment Advisory Agreement at a telephonic meeting of the Board held on July 26, 2019 and an in-person meeting of the Board held on August 8, 2019. The New Investment Advisory Agreement was approved by the shareholders of CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM All Cap Value Fund and CRM Long/Short Opportunities Fund at a meeting held on September 11, 2019. The New Investment Advisory Agreement was approved by the shareholders of CRM Mid Cap Value Fund at a meeting held on October 15, 2019. The Board of Trustees of the Fund also approved an interim investment advisory agreement between CRM and the Trust with respect to the Funds (the “Interim Investment Advisory Agreement”) at the July 26, 2019 telephonic Board meeting and August 8, 2019 in-person Board meeting. The Interim Investment Advisory Agreement was in effect for CRM Mid Cap Value Fund from the closing of the Transaction on September 30, 2019 until shareholders of the Fund approved the New Investment Advisory Agreement on October 15, 2019, and would have taken effect for CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM All Cap Value Fund and CRM Long/Short Opportunities Fund upon the closing of the Transaction in the event that the shareholders of such Funds did not approve the New Investment Advisory Agreement.

Board Evaluation of the New and Interim Investment Advisory Agreements

On June 6, 2019, the Board performed an annual review of the Prior Investment Advisory Agreement for each Fund as required by the 1940 Act. In reaching their decision, the Trustees requested and obtained from CRM such information as they deemed necessary to evaluate the Prior Investment Advisory Agreement. The Board, including the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), as defined in the 1940 Act, voting separately, approved the continuance and renewal of the Prior Investment Advisory Agreement for another year with respect to each Fund, and took the following factors into consideration:

Nature, Extent and Quality of Services Provided

The Board considered the nature, extent and quality of services provided by CRM to the Funds. The Board reviewed the quality, size and experience of CRM’s professional portfolio management team. The Board reviewed CRM’s investment approach for the funds and research process, including CRM’s capabilities and experience in the development and implementation of its value-oriented investment process. The Board also considered CRM’s compliance programs and compliance record, risk management philosophy, policies and procedures, marketing strategies, CRM’s personnel and the Board’s dealings with CRM. Based on the foregoing, the Board determined that it was satisfied with the nature, extent and quality of the services provided by CRM to the Funds.

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH CRM (Continued)

Performance Information

The Board considered the investment performance of each Fund. The Board considered CRM’s focus on achieving long-term performance in a manner consistent with each Fund’s investment objective and investment strategies, as well as CRM’s value-oriented, research driven investment philosophy. The Board considered CRM’s experience in implementing its investment philosophy and concluded that this, along with CRM’s overall approach to investing, supported approval of the Investment Advisory Agreement. The Board also considered information which compared each Fund’s performance against a benchmark index and other mutual funds with similar investment objectives and strategies identified by CRM from data provided by Morningstar. The Board considered the following factors in relation to the performance of particular Funds:

CRM Small Cap Value Fund

The Board noted that Investor Shares of the Fund had outperformed the Fund’s benchmark index for the one-year, three-year and five-year periods ended March 31, 2019, and underperformed the Fund’s benchmark index for the ten-year period ended March 31, 2019. The Board noted that Investor Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the one-year and three-year periods ended March 31, 2019, and ranked in the first quartile for the one-year period ended March 31, 2019. (In all quartile rankings referred to herein, first quartile is most favorable to shareholders. Highest relative performance would be first quartile.)

CRM Small/Mid Cap Value Fund

The Board noted that Investor Shares of the Fund had outperformed the Fund’s benchmark index for the one-year, three-year and five-year periods ended March 31, 2019, and underperformed the Fund’s benchmark index for the ten-year period ended March 31, 2019. The Board noted that Investor Shares of the Fund ranked in the first quartile of funds with similar investment objectives and strategies for the one-year and three-year periods ended March 31, 2019, and ranked in the third quartile for the five-year period ended March 31, 2019.

CRM Mid Cap Value Fund

The Board noted that Institutional Shares of the Fund had outperformed the Fund’s benchmark index for the one-year, three-year and five-year periods ended March 31, 2019, and underperformed the Fund’s benchmark index for the ten-year period ended March 31, 2019. The Board noted that Institutional Shares of the Fund ranked in the first quartile of funds with similar investment objectives and strategies for the one-year, three-year and five-year periods ended March 31, 2019.

CRM All Cap Value Fund

The Board noted that Institutional Shares of the Fund had underperformed the Fund’s benchmark index for the one-year, three-year and five-year periods ended March 31, 2019. The Board noted that Institutional Shares of the Fund ranked in the fourth quartile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2019, and ranked in the second quartile for the three-year and five-year periods ended March 31, 2019.

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH CRM (Continued)

CRM Long/Short Opportunities Fund

The Board noted that the Institutional Shares of the Fund had underperformed the Fund’s benchmark index for the one-year period ended March 31, 2019 and since the Fund’s inception on August 16, 2016. The Board noted that the Institutional Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2019.

Conclusion as to Investment Performance

The Board determined that it would continue to monitor closely each Fund’s performance, but that the information it considered supported approval of the Investment Advisory Agreement.

Fees and Expenses

The Board considered the research and analysis conducted by CRM in order to identify investment opportunities for the Funds and attempt to distinguish itself from each Fund’s benchmark. The Board noted that CRM relies heavily on its own proprietary research to implement its value-oriented investment philosophy, and considered CRM’s experience in implementing its value-oriented investment philosophy.

In addition, the Board compared the fees paid by each Fund with the fees paid by institutional separate accounts managed by CRM in a similar investment strategy to that of the applicable Fund. The Board noted that, except for CRM Small Cap Value Fund, the investment advisory fees paid by each Fund were generally higher than the management fees paid by the respective institutional separate accounts managed by CRM in a similar investment strategy to the applicable Fund. In comparing the fees paid by the Funds to the fees paid by institutional separate accounts, the Board considered that the costs associated with the management of the Funds generally are greater than those associated with providing investment advisory services to separately-managed accounts. The Board considered the additional complexities involved in the management of the Funds resulting from more frequent and less predictable cash flows and regulatory requirements, among other factors. The Board considered the additional services provided to the Funds that CRM does not perform for its separate account clients, or services that are broader in scope, including oversight of compliance with the regulatory and tax regimes to which the Funds are subject, oversight of third-party service providers, preparation of prospectuses, shareholder reports and other disclosure documents and preparation of materials for Board meetings. The Board also considered the business risks that CRM faces with respect to the Funds, including regulatory and reputational risks with respect to CRM’s investment decisions and compliance oversight on behalf of the Funds, and the substantial entrepreneurial risks that CRM assumes during the initial years of a Fund’s operations. The Board also considered that there may be historical reasons for certain separate account fees, and the element of negotiation in regard to the level of fees paid by CRM’s separate account clients.

The Board also considered information which compared the fees and expenses paid by each Fund with the fees and expenses paid by other mutual funds with similar investment objectives and strategies identified by CRM from data provided by Morningstar.

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH CRM (Continued)

CRM Small Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for the ranked in the second quartile of funds with similar investment objectives and strategies and assets of $200-500 million. The Board noted that the Fund’s investment advisory fee was lower than both the median and average advisory fee paid by funds with similar investment objectives and strategies and assets of $200-500 million. The Board noted that, based on the information provided, the total net annual operating expenses of Investor Shares of the Fund ranked in the third quartile of funds with similar investment objectives and strategies and assets of $200-500 million. The Board noted that the total net annual operating expenses of Investor Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies.

CRM Small/Mid Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for the Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $100-400 million. The Board noted that the Fund’s investment advisory fee was equal to both the median and the average advisory fee paid by funds with similar investment objectives and strategies and assets of $100-400 million. The Board noted that, based on the information provided, the total net annual operating expenses of Investor Shares of the Fund ranked in the third quartile of funds with similar investment objectives and strategies and assets of $100-400 million. The Board noted that the total net annual operating expenses of Investor Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies and assets of $100-400 million.

CRM Mid Cap Value Fund

The Board noted that based on the information provided, the investment advisory fee for the Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $300-600 million. The Board noted that the Fund’s investment advisory fee was lower than both the median and the average advisory fee paid by mutual funds with similar investment objectives and strategies and assets of $300-600 million. The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $300-600 million. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were lower than both the median and the average net expenses paid by funds with similar investment objectives and strategies and assets of $300-600 million.

CRM All Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for the Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $10-50 million. The Board noted that the Fund’s current investment advisory fee was equal to the median and higher than the average advisory fees paid by funds with similar investment objectives and strategies and assets of $10-50 million. The Board considered that CRM recently lowered the Fund’s management fee to 0.70% of the Fund’s net assets and that such lower management fee would rank in the first quartile of funds with similar investment objectives and strategies and assets of $10-50 million. The Board noted that, based on the information provided,

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH CRM (Continued)

the total net annual operating expenses of Institutional Shares of the Fund ranked in the second quartile of funds with similar investment objectives and strategies and assets of $10-50 million.

CRM Long/Short Opportunities Fund

The Board noted that, based on the information provided, the investment advisory fee for the Fund ranked in the fourth quartile of funds with similar investment objectives and strategies and assets of $250-750 million. The Board noted that the Fund’s investment advisory fee was higher than the median and average advisory fees paid by funds with similar investment objectives and strategies and assets of $250-750 million. The Board noted that, based on the information provided, the total net annual operating expenses of Institutional Shares of the Fund ranked in the fourth quartile of funds with similar investment objectives and strategies and assets of $250-750 million. The Board noted that the total net annual operating expenses of Institutional Shares of the Fund were higher than both the median and the average net expenses paid by funds with similar investment objectives and strategies and assets of $250-750 million. The Board noted the impact of the Fund’s higher than average investment advisory fee on the Fund’s expense ratio.

Conclusion as to Fees and Expenses

In view of what it understood to be the costs of CRM’s proprietary research and CRM’s experience in implementing its value-oriented investment philosophy, the Board determined that the investment advisory fee paid by each Fund was reasonable in relation to the nature and quality of the services provided by CRM. The Board also indicated it would continue to monitor the Funds’ fees and expenses.

Economies of Scale

The Board considered whether economies of scale would be realized by CRM as each Fund’s assets increased, and the extent to which such economies of scale are reflected in the fees charged under the Investment Advisory Agreement. The Board noted that the Investment Advisory Agreement contains breakpoints that reduce the investment advisory fee rate paid by each Fund on assets above specified levels. The Board concluded that breakpoints are an effective way to share any economies of scale or other efficiencies with Fund shareholders as the Funds grow larger. The Board also noted that expense subsidization, investment by CRM in proprietary research, and CRM’s commitment and resource allocation to the Funds may be relevant in considering the sharing of economies of scale, and that profitability also may be an indicator of the existence of any economies of scale. Accordingly, the Board concluded that economies of scale, if any, were being appropriately shared with the Funds.

Profitability

The Board considered the information provided by CRM regarding CRM’s profitability in relation to the Funds and considered the methodology used by CRM in preparing the profitability information. The Board reviewed the financial results of CRM in relation to the Funds for the year ended December 31, 2018 as well as the 2019 CRM operating budget. The Board considered CRM’s profit margins with respect to the Funds in comparison to the limited industry data available. The Board also considered information regarding compensation provided to CRM personnel as a percentage of CRM’s net revenue, and compared such information to the limited industry

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH CRM (Continued)

data available. The Board noted that the profitability of any adviser was affected by numerous factors, including its organizational structure, method for allocating expenses and the compensation to be paid to its employees, and, accordingly, acknowledged the limitations inherent in any comparison of adviser profitability information. The Board determined that, based on the information provided, the profit to CRM on the fees paid by the Funds was not excessive in view of the nature, quality and extent of services provided.

Other Benefits

The Board considered the other benefits which CRM receives from its relationship with the Funds. They noted that CRM acts as the shareholder servicing agent for Investor Shares of the Funds and receives fees under a shareholder service plan in connection with the services CRM provides or arranges as the Funds’ shareholder servicing agent. The Board considered the fees received by CRM under the shareholder service plan, and the amounts paid by CRM to third party shareholder servicing agents. The Board noted that the amounts paid by CRM to the Funds’ third party shareholder servicing agents since the inception of the Trust exceeded the amounts paid by Investor Shares of the Funds to CRM under the shareholder servicing plan. The Board considered how CRM uses “soft” commission dollars generated by the Funds to pay for research and brokerage services and the ways in which CRM conducts portfolio transactions for the Funds and selects brokers. The Board determined that any other benefits derived by CRM from managing the Funds were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, including the fees payable thereunder, are fair and reasonable, and voted to approve the Investment Advisory Agreement.

In light of its recent consideration of the renewal of the Prior Investment Advisory Agreement and the information provided by CRM in connection with the Board’s consideration of the agreement, the Board requested additional information from CRM regarding the Transaction and its potential impact on each Fund and its shareholders, including: (a) the terms of the Transaction; (b) the anticipated benefits of the Transaction to each Fund and its shareholders; (c) the post-Transaction plans for CRM; (d) the effect of the Transaction on the ongoing services provided to the Funds and any plans to modify the operations of the Funds; (e) the stability and continuity of CRM’s management and key employees, including the ability to retain key employees; (f) the post-Transaction financial resources of CRM; and (g) CRM’s legal and operational structure, its principal shareholders and senior management, and its investment management, risk management, administrative, legal and compliance functions.

At a telephonic meeting of the Board held on July 26, 2019 and an in-person meeting of the Board held on August 8, 2019, the Trustees, including the Independent Trustees, reviewed information related to the Transaction provided by CRM.

In evaluating the New Investment Advisory Agreement and the Interim Advisory Agreement for each Fund, the Trustees considered the information regarding the Transaction provided by CRM. The Trustees considered that the Transaction was not expected to have a material adverse impact on the nature, scope and overall quality

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF INVESTMENT ADVISORY AGREEMENT WITH CRM (Concluded)

of services provided to each Fund and its shareholders, including portfolio management, risk management, compliance and other services, as a result of the Transaction. The Trustees also noted that the Terms of the New Investment Advisory Agreement were substantially similar to the terms of the Prior Investment Advisory Agreement, except for different execution dates, effective dates and termination dates. The Trustees noted that the stated investment advisory fees to be paid by each Fund are identical under the Prior Investment Advisory Agreement and the New Investment Advisory Agreement. The Trustees also took into account their considerations in connection with the recent renewal of the Prior Investment Advisory Agreement. After consideration of such factors, as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Investment Advisory Agreement and the Interim Investment Advisory Agreement, including the fees payable thereunder, were fair and reasonable, and voted to approve the New Investment Advisory Agreement and the Interim Investment Advisory Agreement, and to recommend that shareholders approve the New Investment Advisory Agreement.

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TRUSTEES

F. Gregory Ahern

Ronald H. McGlynn

Rodney P. Wood

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th Floor

New York, NY 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

Investor Information:

800-CRM-2883

www.crmfunds.com

This report is authorized for distribution only to shareholders and to others who have received current prospectuses of the CRM Funds.

Item 2. Code of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees and Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

             Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated

             Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not Applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not Applicable.

(a)(4)	Not Applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date    3/5/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date    3/5/2020

By (Signature and Title)*	/s/ Michelle Kaufmann
Michelle Kaufmann, Treasurer
(Principal Financial Officer)

Date    3/5/2020

* Print the name and title of each signing officer under his or her signature.